UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07458

Tweedy, Browne Fund Inc.

(Exact name of registrant as specified in charter)

350 Park Avenue, 9th Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

M. Gervase Rosenberger

Tweedy, Browne Company LLC

350 Park Avenue, 9th Floor

New York, NY 10022

(Name and address of agent for service)

registrant’s telephone number, including area code: 212-916-0600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

TWEEDY, BROWNE FUND INC.

ANNUAL REPORT

Tweedy, Browne Global Value Fund

Tweedy, Browne Global Value Fund II – Currency Unhedged

Tweedy, Browne Value Fund

Tweedy, Browne Worldwide High Dividend Yield Value Fund

March 31, 2012

TWEEDY, BROWNE FUND INC.

TWEEDY, BROWNE FUND INC.

Tweedy, Browne Global Value Fund

Tweedy, Browne Global Value Fund II—Currency Unhedged

Tweedy, Browne Value Fund

Tweedy, Browne Worldwide High Dividend Yield Value Fund

ANNUAL REPORT

March 31, 2012

TWEEDY, BROWNE FUND INC.

Investment Adviser’s Note (Unaudited)

“The early bird may get the worm, but the second mouse gets the cheese.”

—Jon Hammond

While we are aware that many in the money management business communicate with their investors more frequently than has been the case at Tweedy, Browne over the years—some on a monthly basis—we have often wondered how one would avoid the likelihood of becoming numbingly repetitive when writing with that level of frequency. For better or worse, we can’t come up with a “new new thing” to talk about each and every month, first because our investment process, which has served us well, has been “steady as she goes” for upwards of four decades, and second because spotting “turning points” that will send markets off in a new and sustained direction is full of false positives, and in our estimation is a low probability exercise. As we have said in the past, we are not oblivious to the world around us; it’s just that we believe our chances of success are higher if we focus on a business and its prospects rather than predicting when the “all clear whistle” will blow as a guide to jump back into the market. Our all clear whistle is the market price that permits us to buy shares in a business we like at a substantial discount from what we consider to be the acquisition value of that business. If we are right on the business value and prospects, the stock price should eventually fall into line and track the progress of the business. This approach can result in periods of lots of activity and other periods of very little activity in our portfolios, although the search for opportunities never ends. Sometimes the approach of “don’t do something—just sit there” can be wise advice. Perhaps most importantly, in our judgment, our investment process anchors our thinking on more predictable factors and helps insulate decision making from the endless cascade of opinions that eat away at investors every day.

At the time of our last letter in October 2011, negative sentiment in financial markets was pervasive. The financial press and the views of investment strategists were overwhelmingly gloomy. At the time, we mentioned what we thought were three of the larger concerns weighing on markets: 1) the US budget problem, 2) the European sovereign debt problems and the future of the euro, and 3) prospects for growth in China. We won’t rehash our views from that letter—if you don’t have a copy, it is available on our website. What is most striking since that time is that equity prices across the world have risen substantially, in some markets as much as 30% or more, from their lows in October. An interesting question, of course, is why? And does the explanation represent the “all clear whistle” or is it another false positive? Our view is: 1) we don’t know and 2) be careful if you think you do.

Moreover, our guess is that a large percentage of the people who exited the market amidst the gloom in October didn’t come back in for the ride back up. Our point is not to be smug (we think we are genuinely humble about our investment ability), but rather to point out how difficult it is to predict shorter term swings in investment sentiment and market prices. We do know a few things have happened, but we do not know what these developments suggest for the immediate future. First, the European Central Bank injected enormous amounts of liquidity into Europe’s banking system to buy time to address the debt problems, but the debt problems themselves have yet to be resolved. Time will tell. Second, employment numbers are a bit better in the U.S., although the recovery is not strong enough to make a big dent in unemployment, and the discussions on the deficit and the debt could leave you feeling somewhere between hopeless and terminal, to paraphrase Woody Allen when asked how he felt. Turning to China, we simply don’t know, nor do we believe anyone else knows, whether China will grow at 7% or 9% over the immediate future. However, we are aware of no economist who suggests that the Chinese economy will not grow at high rates for an extended period.

So where does all of this leave us? It leaves us about where we were when we wrote to you last October. Our perspective is to ask ourselves where we are likely to be over the next three to five years. That nothing will be addressed at the macro level, and corporate profits and cash flows will not matter as underpinnings to the market, is not an outcome to which we are inclined to subscribe. While we are not starry-eyed optimists, we don’t see the world in some state of terminal economic decline. As Bruce Greenwald, the director of the Heilbrunn Center for Graham & Dodd Investing at Columbia Business School, and a shrewd investor in his own right, pointed out at a recent Columbia Business School value conference, “the apocalyptic view is almost never justified.” Moreover, we own businesses; they are adaptive, competitive organizations with enormous financial and human resources that are able to constantly adjust to changing circumstances and markets. So, through all this we stay very focused on the progress of the businesses we own while constantly looking for better opportunities.

Performance Results

It was a roller coaster year in global equity markets as evidenced by the peak to trough spread of approximately 28% in the MSCI World Index. After hitting their highest point since the 2008 financial crisis in the early Spring of last year, equities went into the tank during the third quarter, only to rise like a phoenix from the ashes as the economy surprised a bit on the upside, Southern Europe appeared to stabilize somewhat, and corporations continued their strong performance. After unprecedented volatility, global indices finished the year in slightly positive territory.

All four Tweedy, Browne Funds produced positive returns as well for the year, but also bested their respective benchmark indices by a considerable margin. The Tweedy, Browne Global Value Fund (hedged), the Tweedy, Browne Global Value Fund II—Currency Unhedged, the Tweedy, Browne Value Fund, and the Tweedy, Browne Worldwide High Dividend Yield Value

Fund outperformed their benchmark indices net of fees by 693, 845, 175, and 379 basis points, respectively. Longer-term comparisons for all four Funds remain quite favorable.

Presented below are investment results of the four Tweedy, Browne mutual Funds, through March 31, 2012, with comparisons to the indices we consider relevant.*

	Tweedy, Browne Global Value Fund
Period Ended 3/31/12	Return before Taxes*	Return after Taxes on Distri- butions**	Return after Taxes on Distri- butions & Sale of Fund Shares**	MSCI EAFE Index(1)(2) (Hedged to US$)	MSCI EAFE Index(1)(2) (in US$)
3 Months	8.88	8.88	5.77	10.17	10.86
6 Months	15.12	14.61	10.93	14.94	14.56
1 Year	2.92	2.47	2.88	-4.01	-5.77
3 Years	21.82	21.71	19.31	12.45	17.13
5 Years	0.79	0.09	0.78	-4.76	-3.51
10 Years	6.39	5.91	5.67	1.81	5.71
15 Years	8.50	7.45	7.18	3.50	4.22
Since Inception (6/15/93)(3)	9.83	8.79	8.46	4.77	4.90

Total Annual Fund Operating Expense Ratios as of 3/31/11 and 3/31/12 were 1.40% and 1.40%, respectively †

	Tweedy, Browne Global Value Fund II—Currency Unhedged
Period Ended 3/31/12	Return before Taxes*	Return after Taxes on Distri- butions**	Return after Taxes on Distri- butions & Sale of Fund Shares**	MSCI EAFE Index(1)(2) (in US$)	MSCI EAFE Index(1)(2) (Hedged to US$)
3 Months	8.64	8.64	5.62	10.86	10.17
6 Months	13.31	13.15	8.92	14.56	14.94
1 Year	2.68	2.54	1.99	-5.77	-4.01
Since Inception (10/26/09)(3)	7.51	7.40	6.43	2.25	2.03

Gross Annual Fund Operating Expense Ratios as of 3/31/11 and 3/31/12 were 1.63% and 1.44%, respectively †‡

Net Annual Fund Operating Expense Ratios as of 3/31/11 and 3/31/12 were 1.42% and 1.41%, respectively †‡

	Tweedy, Browne Value Fund
Period Ended 3/31/12	Return before Taxes*	Return After Taxes on Distri- butions**	Return after Taxes on Distri- butions & Sale of Fund Shares**	S&P 500/ MSCI World Index (1)(4)(5)(6)¶ (Hedged to US$)	MSCI World Index(1)(6) (Hedged to US$)	S&P 500(1)(5)
3 Months	8.04	8.04	5.23	11.16	11.16	12.59
6 Months	17.65	17.00	12.25	19.93	19.93	25.89
1 Year	3.26	2.69	2.80	1.51	1.51	8.54
3 Years	19.30	18.66	16.74	17.58	17.58	23.42
5 Years	2.37	1.32	1.86	-1.41	-1.41	2.01
10 Years	3.80	2.89	3.13	2.53	—	4.12
15 Years§	6.45	5.50	5.43	5.02	—	6.10
Since Inception§ (12/8/93)(3)	8.38	7.48	7.27	7.36	—	8.27

Total Annual Fund Operating Expense Ratios as of 3/31/11 and 3/31/12 were 1.40% and 1.41%, respectively †

¶ S&P 500 (12/8/93-12/31/06)/MSCI World Index (Hedged to US$) (1/1/07-present).

	Tweedy, Browne Worldwide High Dividend Yield Value Fund
Period Ended 3/31/12	Return before Taxes*	Return after Taxes on Distri- butions**	Return after Taxes on Distri- butions & Sale of Fund Shares**	MSCI World Index(1)(6) (in US$)
3 Months	5.98	5.98	3.89	11.56
6 Months	12.52	12.41	8.27	20.03
1 Year	4.35	4.13	3.27	0.56
3 Years	19.64	19.18	16.98	20.24
Since Inception (9/5/07)(3)	1.68	1.21	1.25	-1.55

Gross Annual Fund Operating Expense Ratios as of 3/31/11 and 3/31/12 were 1.40% and 1.39%, respectively †‡

Net Annual Fund Operating Expense Ratios as of 3/31/11 and 3/31/12 were 1.38% and 1.39%, respectively †‡

*	The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Please visit www.tweedy.com to obtain performance data, which is current to the most recent month end. See page II-5 for footnotes 1 through 6, which describe the indices and inception dates of the Funds. Results are annualized for all periods greater than one year.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions are adjusted for federal income taxes associated with fund distributions, but do not reflect the federal income tax impact of gains or losses recognized when fund shares are sold. Returns after taxes on distributions and sale of fund shares are adjusted for federal income taxes associated with fund distributions and reflect the federal income tax impact of gains or losses recognized when fund shares are sold. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
†	The Funds do not impose any front-end or deferred sales charge. However, the Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II—Currency Unhedged and Tweedy, Browne Worldwide High Dividend Yield Value Fund impose a 2% redemption fee on redemption proceeds for redemptions or exchanges made within 60 days of purchase. Performance data does not reflect the deduction of the redemption fee, and if reflected, the redemption fee would reduce the performance data quoted for periods of 60 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Funds’ financial statements.
‡	Tweedy, Browne Company LLC (the “Adviser”) has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Worldwide High Dividend Yield Value Fund and Global Value Fund II—Currency Unhedged to the extent necessary to maintain the total annual fund operating expenses (excluding fees and expenses from investments in other investment companies, brokerage, interest, taxes and extraordinary expenses) at no more than 1.37%. This arrangement will continue at least through December 31, 2012. In this arrangement the Worldwide High Dividend Yield Value Fund and Global Value Fund II—Currency Unhedged have agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent that after giving effect to such repayment such adjusted total annual fund operating expenses would not exceed 1.37% on an annualized basis. The performance data shown above would be lower had fees and expenses not been waived and/or reimbursed.

§	The Value Fund’s performance data shown above would have been lower had certain fees and expenses not been waived from December 8, 1993 through March 31, 1999.

Please note that individual companies discussed herein represent holdings in our Funds, but are not necessarily held in all four of our Funds. See the attached Portfolios of Investments for the Funds’ holdings in each of these companies.

Our Fund Portfolios

While the perception of the macroeconomic environment fluctuated from dire to “on the mend” during the year, pushing stock prices all over the map, the underlying businesses that we own in our Funds’ portfolios for the most part continued to deliver. Our food, beverage and tobacco stocks, which include companies such as Unilever, Diageo, and Philip Morris International, continued to make progress particularly in faster growing emerging markets where a new and growing middle class is on the rise. The same held for our pharmaceutical holdings, Johnson & Johnson and Roche. The more cyclical businesses in our Funds’ portfolios, i.e., industrials, financials, oil and gas, and media stocks, also performed well as mid-year concerns about a stalling economy failed to materialize. The returns of many of these stocks were a drag on results during the first half of the year, but made an outsized contribution in the second half as business remained strong and market sentiment improved. In this segment of the portfolio, we had strong returns in companies such as Schibsted, MasterCard, Union Pacific, Cisco, and Provident Financial among others.

Portfolio turnover was relatively modest during the year, averaging roughly 9% (weighted average) across all of our Funds. As a reminder, low turnover allows you to keep more of your return by limiting overall transaction expense (commissions and market impact) and potential tax liabilities. If attention is not paid to these hidden costs of investing, they can outstrip the total expense ratio of your funds, severely impacting after tax returns. As investors along with you in these Funds, we have always viewed April 15th as almost a national day of mourning. You can rest assured that we will remain focused on maximizing your/our after tax results.

While there were very few new buys and complete sales during the year, we did take advantage of the market’s volatility last year to add to and trim a number of portfolio positions. In terms of meaningful new buys, we began building positions in ABB, the Swiss engineering company; Vodafone, the UK telecommunications giant; SCOR, the French insurance company; Tesco, the UK-based grocery business; and Hays, the UK-based employment company. In terms of sales, we sold our position in SK Telecom across all four of our Funds despite its attractive valuation metrics after the company’s management decided to go forward with what we felt was an ill-advised acquisition of a company in an entirely unrelated industry. We also sold our positions in a number of South Korean companies that had reached our estimates of intrinsic value, including Daehan Gas, Ottogi, and SK Gas. We took advantage of a bidding war between potential acquirors to sell our position in Transatlantic Holdings, and decided to eliminate our position in Federated Investors after the Federal Reserve Chairman indicated his intention to keep interest rates at near zero through 2014, which would make it very difficult for Federated to make money in its very important money market fund business. We took advantage of trading opportunities to add to our positions in Total, Bangkok Bank, Novartis, G4S PLC, NGK Spark Plug, United Overseas Bank and Royal Dutch, among others, and also trimmed our positions in Philip Morris International, Diageo, Linde, Arca Continental, Coca-Cola Femsa, Kone, Fraser & Neave and Jardine Strategic.

During the last twelve months, currency hedging was slightly additive to the returns of the Global Value Fund and modestly negative to the returns of the Value Fund. The MSCI EAFE Index hedged to US dollars finished the year down -4.01% while the unhedged MSCI EAFE Index in US dollars was down -5.77%. While the major currency exchange rates gyrated with every turn of the Southern European crisis, as a group, with the exception of the euro, they pretty much ended up where they started. The euro finished the year down approximately -5.75% in US dollars. It has been our observation that over very long measurement periods, the returns of hedged and unhedged indices tend to come together. However, in shorter measurement periods the returns can differ greatly.

The Tweedy, Browne Value Fund, which has had a global orientation since 2007 but does maintain a minimum of approximately 50% of its investments in US securities, performed marginally better than our two international Funds, Tweedy, Browne Global Value Fund and Tweedy, Browne Global Value Fund II—Currency Unhedged. This was in part due to its substantial US equity exposure because US stocks as a group outperformed their non-US developed market counterparts.

Our best performing Fund for the year on an absolute basis was the Tweedy, Browne Worldwide High Dividend Yield Value Fund as our dividend stocks held up well in what was an extremely volatile environment. Our interest in dividend paying stocks has never been about the income they produce, but rather it is our belief that they produce attractive total returns over long measurement periods.

Thank you for investing with us, and for your continued confidence.

Sincerely,

TWEEDY, BROWNE COMPANY LLC

William H. Browne

Thomas H. Shrager

John D. Spears

Robert Q. Wyckoff, Jr.

Managing Directors

May 2012

Footnotes:

(1)	Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

(2)	MSCI EAFE Index US$ is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Index Hedged consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

(3)	Inception dates for the Global Value Fund, Global Value Fund II—Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund are June 15, 1993, October 26, 2009, December 8, 1993, and September 5, 2007, respectively. Prior to 2004, information with respect to MSCI EAFE indexes used was available at month end only; therefore the closest month end to the Global Value Fund’s inception date, May 31, 1993, was used.

(4)	S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne Company, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06, and continuing with the performance of the MSCI World Index (Hedged to US$), beginning 1/01/07 and thereafter. For the period from the Fund’s inception through 2006, the Investment Adviser chose the S&P 500 as the relevant market benchmark. Starting in mid-December 2006, the Fund’s investment mandate changed from investing at least 80% of its assets in US securities to investing no less than approximately 50% in U.S securities, and so the Investment Adviser chose the MSCI World Index (Hedged to US$) as the most relevant benchmark for the Fund for periods starting January 1, 2007.
(5)	S&P 500 Index is an unmanaged capitalization weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends.

(6)	The MSCI World Index is a free float-adjusted unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (US$) reflects the return of this index for a US dollar investor. MSCI World Index (Hedged to US$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into US dollars. The index accounts for interest rate differentials in forward currency exchange rates. Results for this index are inclusive of dividends and net of foreign withholding taxes.

Current and future portfolio holdings are subject to risk. Investing in foreign securities involves additional risks beyond the risks of investing in US securities markets. These risks include currency fluctuations; political uncertainty; different accounting and financial standards; different regulatory environments; and different market and economic factors in various non-US countries. In addition, the securities of small, less well known companies may be more volatile than those of larger companies. Value investing involves the risk that the market will not recognize a security’s intrinsic value for a long time, or that a security thought to be undervalued may actually be appropriately priced when purchased. Please refer to the Funds’ prospectus for a description of risk factors associated with investments in securities which may be held by the Funds.

Although the practice of hedging against currency exchange rate changes utilized by the Tweedy, Browne Global Value Fund and Tweedy, Browne Value Fund reduces the risk of loss from exchange rate movements, it also reduces the ability of the Funds to gain from favorable exchange rate movements when the US dollar declines against the currencies in which the Funds’ investments are denominated and in some interest rate environments may impose out-of-pocket costs on the Funds.

This letter contains opinions and statements on investment techniques, economics, market conditions and other matters. Of course there is no guarantee that these opinions and statements will prove to be correct, and some of them are inherently speculative. None of them should be relied upon as statements of fact.

Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II—Currency Unhedged, Tweedy, Browne Value Fund, and Tweedy, Browne Worldwide High Dividend Yield Value Fund are distributed by Tweedy, Browne Company LLC.

This material must be preceded or accompanied by a prospectus for Tweedy, Browne Fund Inc.

TWEEDY, BROWNE FUND INC.

Expense Information (Unaudited)

A shareholder of the Global Value Fund, Global Value Fund II—Currency Unhedged, Value Fund or Worldwide High Dividend Yield Value Fund (collectively, the “Funds”) incurs two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The Example below is intended to help a shareholder understand their ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2011 to March 31, 2012.

Actual Expenses The first part of the table presented below, under the heading “Actual Expenses”, provides information about actual account values and actual expenses. The information in this line may be used with the amount a shareholder invested to estimate the expenses that were paid by the shareholder over the period. Simply divide the shareholder’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during Period” to estimate the expenses paid during this period.

Hypothetical Example for Comparison Purposes The second part of the table presented below, under the heading “Hypothetical Expenses”, provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by the shareholder of the Funds for the period. This information may be used to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight a shareholder’s ongoing costs only and do not reflect redemption fees. Redemptions from the Global Value Fund, the Global Value Fund II—Currency Unhedged and the Worldwide High Dividend Yield Value Fund, including exchange redemptions, within 60 days of purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which will be retained by the Funds. There are no other transactional expenses associated with the purchase and sale of shares charged by any of the Funds, such as commissions, sales loads and/or redemption fees on shares held longer than 60 days. Other mutual funds may have such transactional charges. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help a shareholder determine the relative total costs of owning different funds. In addition, if redemption fees were included a shareholder’s costs would have been higher.

	Actual Expenses			Hypothetical Expenses (5% Return before Expenses)
	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid during Period* 10/1/11 – 3/31/12	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid during Period* 10/1/11 – 3/31/12	Annualized Expense Ratio
Global Value Fund	$1,000	$1,151	$7.42	$1,000	$1,018	$6.96	1.38%
Global Value Fund II—Currency Unhedged	$1,000	$1,133	$7.31	$1,000	$1,018	$6.91	1.37%
Value Fund	$1,000	$1,177	$7.67	$1,000	$1,018	$7.11	1.41%
Worldwide High Dividend Yield Value Fund	$1,000	$1,125	$7.28	$1,000	$1,018	$6.91	1.37%

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by 366 (to reflect the one-half year period).

Tweedy, Browne

Global Value Fund

Portfolio Highlights as of March 31, 2012 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Global Value Fund vs. Morgan Stanley Capital

International (“MSCI”) Europe, Australasia and Far East (“EAFE”)

Index (in US$ and Hedged to US$)

6/15/93 through 3/31/12

Period Ended 3/31/12	Tweedy, Browne Global Value Fund	MSCI EAFE Index (Hedged to US$)	MSCI EAFE Index (in US$)
1 Year	2.92	-4.01	-5.77
5 Years	0.79	-4.76	-3.51
10 Years	6.39	1.81	5.71
Since Inception (6/15/93)	9.83	4.77	4.90

Total Annual Fund Operating Expense Ratios as of 3/31/11 and 3/31/12 were 1.40% and 1.40%, respectively.

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data, which is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charge. However, the Fund imposes a 2% redemption fee on redemption proceeds for redemptions or exchanges made within 60 days of purchase. Performance data does not reflect the deduction of the redemption fee, and if reflected, the redemption fee would reduce the performance data quoted for periods of 60 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Funds’ financial statements.

MSCI EAFE Index US$ is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Index Hedged consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

The inception date for the Fund is June 15, 1993. Prior to 2004, information with respect to MSCI EAFE indexes used was available at month end only; therefore the closest month end to the Fund’s inception date, May 31, 1993, was used.

Tweedy, Browne Global Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2012

In accordance with rules and guidelines set out by the United States (US) Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund to the results of two appropriate broad-based securities indices, the Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index in US dollars (i.e., non-US currencies are unhedged) and MSCI EAFE Index hedged into US dollars. Although we believe this comparison may be useful, the historical results of the MSCI EAFE indices in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the Standard & Poor’s 500 Stock Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Global Value Fund

Portfolio of Investments

March 31, 2012

Shares		Value (Note 2)
	COMMON STOCKS—89.0%
	Canada—1.3%
750,000	National Bank of Canada, Toronto	$59,560,258

	Czech Republic—0.0%†
2,800	Philip Morris CR a.s.	1,740,239

	Finland—1.4%
1,196,000	Kone Oyj, Class B	66,527,619

	France—6.4%
7,719,256	CNP Assurances	120,272,859
600,949	Teleperformance SA	17,146,077
3,318,180	Total SA	168,975,661

		306,394,597

	Germany—11.6%
3,726,000	Axel Springer AG	187,907,660
2,206,226	Henkel AG & Company, KGaA	137,499,836
896,077	Krones AG	44,892,155
42,354	KSB AG	26,622,127
275,000	Linde AG	49,274,557
699,000	Muenchener Rueckversicherungs-Gesellschaft AG	105,233,514

		551,429,849

	Hong Kong—0.3%
434,500	Jardine Strategic Holdings Ltd.	13,256,595

	Ireland—0.0%†
1,111,317	Unidare PLC * †† ‡	14,799

	Italy—1.0%
5,000,000	Arnoldo Mondadori Editore SPA	8,662,707
144,268	Buzzi Unicem SPA ††	1,689,710
3,890,500	Mediaset SPA	10,714,262
4,795,392	Sol SPA *	26,961,787

		48,028,466

	Japan—5.9%
545,600	Aica Kogyo Company Ltd.	7,876,211
1,594,700	Canon, Inc.	75,767,386
200,000	Daiwa Industries Ltd.	1,042,591
2,064,000	Fujitec Company Ltd.	13,693,955
446,600	Fukuda Denshi Company Ltd.	13,453,082
1,069,200	Hi-Lex Corporation	19,852,210
1,577,500	Honda Motor Company Ltd.	60,286,014
75,400	Kaga Electronics Company Ltd.	795,275
257,000	Katsuragawa Electric Company Ltd. ††	449,699
133,000	Kawasumi Laboratories, Inc.	798,372
1,329,500	Kuroda Electric Company Ltd.	14,717,474
69,100	Mandom Corporation	1,743,139
21,670	Medikit Company Ltd.	7,372,987
307,000	Mirai Industry Company Ltd.	3,450,696
162,780	Nippon Kanzai Company Ltd.	2,957,119
72,700	Ryoyo Electro Corporation	833,053
168,500	Sangetsu Company Ltd.	4,477,909
100,400	SEC Carbon Ltd.	403,820
400,000	Shinko Shoji Company Ltd.	3,509,326
151,400	SK Kaken Company Ltd.	5,979,100

Shares		Value (Note 2)
	Japan (continued)
375,300	T. Hasegawa Company Ltd.	$5,463,387
1,281,300	Takata Corporation	34,330,962
200,000	Tomen Electronics Corporation	2,736,497

		281,990,264

	Mexico—4.3%
22,418,959	Arca Continental SAB de CV	107,015,288
909,847	Coca-Cola Femsa SA de CV, Sponsored ADR †††	96,361,896

		203,377,184

	Netherlands—10.6%
2,093,000	Akzo Nobel NV	123,391,453
23,620	Crown Van Gelder Gemeenschappelijk Bezit NV ††	157,588
3,998,000	Heineken Holding NV	186,877,164
3,902,815	Royal Dutch Shell PLC, Class A	136,431,169
972,689	Telegraaf Media Groep NV	11,439,057
1,368,000	Unilever NV, CVA	46,482,342

		504,778,773

	Norway—2.0%
2,600,000	Schibsted ASA	96,177,277

	Singapore—2.4%
9,436,400	Fraser and Neave Ltd.	50,283,437
4,428,800	United Overseas Bank Ltd.	64,634,732

		114,918,169

	South Korea—0.4%
150,900	Daegu Department Store Company Ltd. ††	1,991,046
90,974	Hanil Cement Company Ltd.	3,837,922
122,834	Samchully Company Ltd.	10,266,431
14,792	Samyang Genex Company Ltd.	740,220

		16,835,619

	Spain—1.1%
9,086,000	Mediaset España Comunicacion SA	52,029,244

	Sweden—0.0%†
63,360	Cloetta Fazer AB, B Shares ††	147,052

	Switzerland—18.9%
186,990	Coltene Holding AG	6,413,332
388,000	Compagnie Financiere Richemont AG .	24,296,952
343,783	Daetwyler Holding AG, Bearer	29,097,084
10,000	Loeb Holding AG	2,102,119
3,182,700	Nestle SA, Registered	200,008,143
80	Neue Zuercher Zeitung ††	559,827
3,002,000	Novartis AG, Registered	165,934,525
43,688	Phoenix Mecano AG	25,859,468
185,918	PubliGroupe SA, Registered *	27,542,646
984,000	Roche Holding AG	171,031,034
248,117	Siegfried Holding AG * ††	25,474,645
4,297	Sika AG, Bearer	9,289,526
432,618	Tamedia AG	54,421,272
584,275	Zurich Financial Services AG	156,823,715

		898,854,288

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Portfolio of Investments

March 31, 2012

Shares		Value (Note 2)
	Thailand—1.2%
9,089,500	Bangkok Bank Public Company Ltd., NVDR	$54,507,536

	United Kingdom—12.7%
1,521,000	AGA Foodservice Group PLC	2,162,858
1,782,000	BBA Group PLC	6,092,988
1,882,980	British American Tobacco PLC	94,783,778
5,464,262	Daily Mail & General Trust PLC, Class A	39,418,319
6,937,200	Diageo PLC, Sponsored ADR	166,535,767
7,007,040	G4S PLC	30,507,732
2,845,500	Hays PLC	3,834,886
1,397,625	Headlam Group PLC	6,609,844
1,026,408	Imperial Tobacco Group PLC	41,572,565
3,346,355	Provident Financial PLC	61,272,479
4,891,800	TT Electronics PLC	12,720,334
2,700,000	Unilever PLC	89,039,412
17,721,661	Vodafone Group PLC	48,758,058

		603,309,020

	United States—7.5%
75,700	American National Insurance Company	5,489,764
1,094,821	Baxter International, Inc.	65,448,399
436	Berkshire Hathaway Inc., Class A ††	53,148,400
301	Berkshire Hathaway Inc., Class B ††	24,426
587,000	ConocoPhillips	44,617,870
49,250	Devon Energy Corporation	3,502,660
528,400	Johnson & Johnson	34,853,264
1,709,000	Philip Morris International, Inc.	151,434,490

		358,519,273

	TOTAL COMMON STOCKS (Cost $2,576,271,748)	4,232,396,121

	PREFERRED STOCKS—0.2%
166,388	Adris Grupa d.d.	6,223,310
314,700	Villeroy & Boch AG	3,440,695

	TOTAL PREFERRED STOCKS (Cost $12,253,786)	9,664,005

Shares		Value (Note 2)
	REGISTERED INVESTMENT COMPANY—7.6%
362,675,776	Dreyfus Government Prime Cash Management (Cost $362,675,776)	$362,675,776

Face Value
	U.S. TREASURY BILL—2.6%
$125,000,000	0.035%** due 05/03/12 ††† (Cost $124,996,286)		124,993,564

TOTAL INVESTMENTS (Cost $3,076,197,596)		99.4%	4,729,729,466
UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)		0.3	13,698,323
OTHER ASSETS AND LIABILITIES (Net)		0.3	15,844,851

NET ASSETS		100.0%	$4,759,272,640

*	“Affiliated company” as defined by the Investment Company Act of 1940. See Note 4.
**	Rate represents annualized yield at date of purchase.
†	Amount represents less than 0.1% of net assets.
††	Non-income producing security.
†††	All or a portion of this security has been segregated to cover certain open forward contracts. At March 31, 2012, liquid assets totaling $196,356,747 have been segregated to cover such open forward contracts.
‡	Fair valued security. This security has been valued at its fair value as determined in good faith by the Investment Adviser under procedures established by and under the general supervision of the Fund’s Board of Directors. Aggregate fair value securities represent less than 0.1% of the net assets of the Fund.
See Note 1.

Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Certificaaten van aandelen (Share Certificates)
NVDR	—	Non Voting Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Sector Diversification (Unaudited)

March 31, 2012

Sector Diversification	Percentage of Net Assets
COMMON STOCKS:
Beverage	11.7%
Media	10.3
Insurance	9.3
Pharmaceuticals, Biotechnology & Life Sciences	8.3
Energy	7.4
Food	7.1
Tobacco	6.1
Capital Goods	5.7
Materials	4.8
Banks	3.8
Household & Personal Products	2.9
Technology Hardware & Equipment	2.6
Automobiles & Components	2.4
Health Care Equipment & Services	2.0
Diversified Financials	1.3
Commercial Services & Supplies	1.1
Telecommunication Services	1.0
Consumer Durables & Apparel	0.7
Retailing	0.2
Utilities	0.2
Transportation	0.1

Total Common Stocks	89.0
Preferred Stocks	0.2
Registered Investment Company	7.6
U.S. Treasury Bill	2.6
Unrealized Appreciation on Forward Contracts (Net)	0.3
Other Assets and Liabilities (Net)	0.3

Net Assets	100.0%

Portfolio Composition (Unaudited)

March 31, 2012

Schedule of Forward Exchange Contracts

March 31, 2012

Contracts		Counter- party	Contract Value Date	Contract Value on Origination Date	Value 3/31/12 (Note 2)	Unrealized Gain (Loss)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
27,600,000,000	South Korean Won	JPM	5/11/12	$23,832,139	$24,280,386	$448,247
17,000,000,000	South Korean Won	JPM	5/11/12	15,171,798	14,955,310	(216,488)
33,000,000,000	South Korean Won	JPM	10/2/12	29,237,373	28,788,778	(448,595)

TOTAL				$68,241,310	$68,024,474	$(216,836)

FORWARD EXCHANGE CONTRACTS TO SELL(a)
20,000,000	Canadian Dollar	JPM	5/22/12	$(20,212,229)	$(19,988,527)	$223,702
20,000,000	Canadian Dollar	JPM	6/19/12	(20,231,652)	(19,976,591)	255,061
6,000,000	Canadian Dollar	NTC	8/7/12	(6,205,399)	(5,986,399)	219,000
8,000,000	Canadian Dollar	SSB	1/15/13	(7,737,692)	(7,950,306)	(212,614)
40,000,000	European Union Euro	NTC	4/4/12	(55,826,399)	(53,269,233)	2,557,166
75,000,000	European Union Euro	BOA	4/24/12	(105,074,996)	(99,889,123)	5,185,873
30,000,000	European Union Euro	SSB	9/25/12	(41,340,000)	(39,995,243)	1,344,757
75,000,000	European Union Euro	SSB	10/2/12	(101,414,255)	(99,992,907)	1,421,348
100,000,000	European Union Euro	SSB	10/16/12	(134,098,014)	(133,337,067)	760,947
70,000,000	European Union Euro	SSB	10/19/12	(95,805,144)	(93,337,925)	2,467,219
100,000,000	European Union Euro	BOA	10/23/12	(138,360,008)	(133,343,663)	5,016,345
50,000,000	European Union Euro	CIT	10/25/12	(68,369,495)	(66,672,773)	1,696,722
75,000,000	European Union Euro	CIT	10/29/12	(102,441,747)	(100,011,988)	2,429,759
28,000,000	European Union Euro	NTC	11/28/12	(37,973,598)	(37,345,727)	627,871
50,000,000	European Union Euro	BNY	1/15/13	(63,974,001)	(66,711,808)	(2,737,807)
50,000,000	European Union Euro	JPM	1/28/13	(64,710,000)	(66,718,173)	(2,008,173)
45,000,000	European Union Euro	JPM	2/13/13	(59,735,253)	(60,053,407)	(318,154)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Schedule of Forward Exchange Contracts

March 31, 2012

Contracts		Counter- party	Contract Value Date	Contract Value on Origination Date	Value 3/31/12 (Note 2)	Unrealized Gain (Loss)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
35,000,000	European Union Euro	NTC	2/19/13	$(46,347,352)	$(46,710,263)	$(362,911)
70,000,000	European Union Euro	BNY	4/3/13	(93,528,396)	(93,449,322)	79,074
45,000,000	Great Britain Pound Sterling	NTC	4/4/12	(71,453,250)	(71,896,469)	(443,219)
20,000,000	Great Britain Pound Sterling	CIT	4/24/12	(32,200,500)	(31,949,906)	250,594
20,000,000	Great Britain Pound Sterling	BNY	4/27/12	(32,590,000)	(31,949,294)	640,706
30,000,000	Great Britain Pound Sterling	CIT	10/16/12	(46,041,600)	(47,867,475)	(1,825,875)
30,000,000	Great Britain Pound Sterling	CIT	10/23/12	(47,228,100)	(47,865,060)	(636,960)
10,000,000	Great Britain Pound Sterling	CIT	11/28/12	(15,595,800)	(15,950,880)	(355,080)
12,000,000	Great Britain Pound Sterling	CIT	12/3/12	(18,586,920)	(19,140,366)	(553,446)
13,000,000	Great Britain Pound Sterling	NTC	2/13/13	(20,576,725)	(20,724,633)	(147,908)
20,000,000	Great Britain Pound Sterling	JPM	2/19/13	(31,556,300)	(31,882,670)	(326,370)
25,000,000	Great Britain Pound Sterling	SSB	3/5/13	(39,470,625)	(39,849,313)	(378,688)
35,000,000	Great Britain Pound Sterling	NTC	4/3/13	(55,689,543)	(55,776,165)	(86,622)
5,300,000,000	Japanese Yen	NTC	10/22/12	(64,851,637)	(64,563,316)	288,321
3,550,000,000	Japanese Yen	BNY	11/19/12	(44,023,909)	(43,267,967)	755,942
4,000,000,000	Japanese Yen	JPM	12/28/12	(50,208,680)	(48,788,354)	1,420,326
5,175,000,000	Japanese Yen	JPM	8/30/13	(64,930,991)	(63,525,244)	1,405,747
2,000,000,000	Japanese Yen	BNY	9/13/13	(24,542,889)	(24,561,215)	(18,326)
370,000,000	Mexican Peso	JPM	5/11/12	(30,331,598)	(28,765,344)	1,566,254
330,000,000	Mexican Peso	CIT	6/5/12	(27,106,059)	(25,594,656)	1,511,403
240,000,000	Mexican Peso	NTC	6/5/12	(19,719,004)	(18,614,294)	1,104,710
700,000,000	Mexican Peso	NTC	10/31/12	(50,530,936)	(53,547,626)	(3,016,690)
500,000,000	Mexican Peso	SSB	1/28/13	(36,548,372)	(37,947,323)	(1,398,951)
460,000,000	Mexican Peso	BNY	2/19/13	(34,959,721)	(34,843,760)	115,961
80,000,000	Mexican Peso	BNY	10/29/12	(13,929,274)	(13,907,963)	21,311
150,000,000	Norwegian Krone	SSB	1/15/13	(24,654,832)	(25,994,806)	(1,339,974)
125,000,000	Norwegian Krone	SSB	2/19/13	(21,405,942)	(21,631,584)	(225,642)
12,000,000	Singapore Dollar	BNY	6/19/12	(9,711,331)	(9,545,797)	165,534
25,000,000	Singapore Dollar	JPM	10/16/12	(19,297,569)	(19,904,538)	(606,969)
50,000,000	Singapore Dollar	SSB	12/3/12	(38,607,057)	(39,826,579)	(1,219,522)
35,000,000	Singapore Dollar	JPM	2/13/13	(28,193,975)	(27,897,116)	296,859
44,600,000,000	South Korean Won	JPM	5/11/12	(39,857,015)	(39,235,695)	621,320
50,000,000,000	South Korean Won	JPM	10/2/12	(41,999,160)	(43,619,360)	(1,620,200)
120,000,000	Swiss Franc.	BOA	10/16/12	(131,485,235)	(133,141,757)	(1,656,522)
35,000,000	Swiss Franc.	JPM	10/19/12	(39,198,997)	(38,835,146)	363,851
95,000,000	Swiss Franc.	BNY	10/23/12	(107,399,243)	(105,417,401)	1,981,842
50,000,000	Swiss Franc.	CIT	10/25/12	(55,940,927)	(55,484,875)	456,052
60,000,000	Swiss Franc.	JPM	10/29/12	(67,461,210)	(66,586,726)	874,484
30,000,000	Swiss Franc.	BNY	11/28/12	(33,145,509)	(33,311,662)	(166,153)
25,000,000	Swiss Franc.	CIT	12/3/12	(27,445,384)	(27,762,262)	(316,878)
40,000,000	Swiss Franc.	NTC	1/15/13	(42,346,863)	(44,454,748)	(2,107,885)
20,000,000	Swiss Franc.	BNY	2/13/13	(22,062,879)	(22,239,272)	(176,393)
50,000,000	Swiss Franc.	NTC	2/19/13	(55,253,503)	(55,604,339)	(350,836)
500,000,000	Thailand Baht	BNY	5/11/12	(16,286,645)	(16,161,616)	125,029
375,000,000	Thailand Baht	JPM	5/22/12	(12,175,325)	(12,112,241)	63,084
400,000,000	Thailand Baht	BNY	8/7/12	(13,076,169)	(12,860,416)	215,753

TOTAL				$(2,983,062,833)	$(2,969,147,674)	$13,915,159

Unrealized Appreciation on Forward Contracts (Net)						$13,698,323

(a)	Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BOA	—	Bank of America
BNY	—	BNY Mellon
CIT	—	Citibank
JPM	—	JPMorgan Chase
NTC	—	Northern Trust
SSB	—	State Street

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Global Value Fund II—Currency Unhedged

Portfolio Highlights as of March 31, 2012 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Global Value Fund II—Currency Unhedged vs.

Morgan Stanley Capital International (“MSCI”) Europe, Australasia and

Far East (“EAFE”)Index (in US$)

10/26/09 through 3/31/12

Period Ended 3/31/12	Tweedy, Browne Global Value Fund II— Currency Unhedged	MSCI EAFE Index (in US$)	MSCI EAFE Index (Hedged to US$)
1 Year	2.68	-5.77	-4.01
Since Inception
(10/26/09)	7.51	2.25	2.03

Gross Annual Fund Operating Expense Ratios as of 3/31/11 and 3/31/12 were 1.63 and 1.44, respectively.

Net Annual Fund Operating Expense Ratios as of 3/31/11 and 3/31/12 were 1.42% and 1.41, respectively.

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data, which is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charge. However, the Fund imposes a 2% redemption fee on redemption proceeds for redemptions or exchanges made within 60 days of purchase. Performance data does not reflect the deduction of the redemption fee, and if reflected, the redemption fee would reduce the performance data quoted for periods of 60 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Funds’ financial statements.

Tweedy, Browne Company LLC (the “Investment Adviser”) has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding fees and expenses from investments in other investment companies, brokerage, interest, taxes and extraordinary expenses) at no more than 1.37%. This arrangement will continue at least through December 31, 2012. In this arrangement the Fund has agreed, during the two-year period following any waiver or reimbursement by the Investment Adviser, to repay such amount to the extent that after giving effect to such repayment such adjusted total annual fund operating expenses would not exceed 1.37% on an annualized basis. The performance data shown above would be lower had fees and expenses not been waived and/or reimbursed.

MSCI EAFE Index US$ is an unmanaged capitalization weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Index Hedged consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

Tweedy, Browne Global Value Fund II—Currency Unhedged

Perspective On Assessing Investment Results (Unaudited)

March 31, 2012

In accordance with rules and guidelines set out by the United States (US) Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund II—Currency Unhedged to the results of an appropriate broad-based securities index, the Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index in US dollars (i.e., non-U.S. currencies are unhedged). Although we believe this comparison may be useful, the historical results of the MSCI EAFE index in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the Standard & Poor’s 500 Stock Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Global Value Fund II—Currency Unhedged

Portfolio of Investments

March 31, 2012

Shares		Value (Note 2)
	COMMON STOCKS—82.9% Australia—1.2%
743,000	Metcash Ltd.	$3,194,291

	Finland—0.4%
20,000	Kone Oyj, Class B	1,112,502

	France—6.4%
269,000	CNP Assurances	4,191,259
135,820	Teleperformance SA	3,875,171
186,405	Total SA	9,492,525

		17,558,955

	Germany—8.3%
209,600	Axel Springer AG	10,570,436
79,200	Henkel AG & Company, KGaA	4,936,025
37,000	Krones AG	1,853,646
36,700	Muenchener Rueckversicherungs- Gesellschaft AG	5,525,136

		22,885,243

	Hong Kong—0.6%
28,500	Jardine Strategic Holdings Ltd.	869,535
8,234,000	Sinolink Worldwide Holdings Ltd. †	678,743

		1,548,278

	Ireland—0.1%
27,700	Abbey PLC	215,795

	Italy—2.7%
157,000	Buzzi Unicem SPA †	1,838,831
70,400	Davide Campari-Milano SPA	478,602
110,000	Eni SPA	2,576,706
805,000	Mediaset SPA	2,216,934
62,000	Sol SPA	348,591

		7,459,664

	Japan—4.5%
39,500	Canon, Inc.	1,876,724
22,000	Daiwa Industries Ltd.	114,685
71,000	Honda Motor Company Ltd.	2,713,348
37,100	Kaga Electronics Company Ltd.	391,309
30,000	Mandom Corporation	756,790
20,000	Nagase & Company Ltd.	248,861
9,400	Nakanishi Inc.	999,453
133,000	NGK Spark Plug Company Ltd.	1,908,658
28,000	Nihon Kagaku Sangyo Company Ltd.	189,854
13,600	Nippon Kanzai Company Ltd.	247,062
20,000	Ryoyo Electro Corporation	229,176
33,000	SEC Carbon Ltd.	132,730
55,500	Shinko Shoji Company Ltd.	486,919
13,000	T. Hasegawa Company Ltd.	189,246
70,000	Takata Corporation	1,875,570
10,100	Tomen Electronics Corporation	138,193

		12,498,578

	Mexico—0.4%
207,855	Arca Continental SAB de CV	992,181

Shares		Value (Note 2)
	Netherlands—10.7%
97,000	Akzo Nobel NV	$5,718,572
81,600	Heineken Holding NV	3,814,201
80,200	Heineken NV	4,450,987
227,200	Royal Dutch Shell PLC, Class A	7,942,258
222,100	Unilever NV, CVA	7,546,585

		29,472,603

	New Zealand—0.3%
455,000	Nuplex Industries Ltd.	958,224

	Norway—0.8%
59,500	Schibsted ASA	2,200,980

	Singapore—2.7%
66,000	Fraser and Neave Ltd.	351,692
1,316,400	Metro Holdings Ltd.	769,518
431,000	United Overseas Bank Ltd.	6,290,094

		7,411,304

	South Korea—1.4%
22,040	Daegu Department Store Company Ltd. †	290,806
8,375	Dongsuh Companies, Inc.	245,400
109,740	S&T Holdings Company Ltd.	1,142,873
16,100	Samchully Company Ltd.	1,345,633
18,400	Samyang Genex Company Ltd.	920,771

		3,945,483

	Spain—0.9%
451,800	Mediaset España Comunicacion SA	2,587,146

	Switzerland—15.3%
121,600	ABB Ltd.	2,491,599
141,300	Nestle SA, Registered	8,879,615
169,135	Novartis AG, Registered	9,348,879
1,200	PubliGroupe SA, Registered	177,773
45,000	Roche Holding AG	7,821,541
25,000	Schindler Holding AG	2,984,455
2,955	Siegfried Holding AG †	303,395
921	Tamedia AG	115,857
37,100	Zurich Financial Services AG	9,957,913

		42,081,027

	Thailand—1.1%
511,100	Bangkok Bank Public Company Ltd., NVDR	3,064,943

	United Kingdom—18.1%
829,700	BAE Systems PLC	3,975,634
42,500	British American Tobacco PLC	2,139,327
590,900	Daily Mail & General Trust PLC, Class A	4,262,659
359,000	Diageo PLC, Sponsored ADR	8,618,224
1,213,000	G4S PLC	5,281,243
63,500	GlaxoSmithKline PLC	1,416,849
1,558,000	Hays PLC	2,099,720
296,000	Headlam Group PLC	1,399,885
227,826	Home Retail Group PLC	414,970
453,300	HSBC Holdings PLC	4,018,195
149,137	Imperial Tobacco Group PLC	6,040,490
99,115	Provident Financial PLC	1,814,817

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund II—Currency Unhedged

Portfolio of Investments

March 31, 2012

Shares		Value (Note 2)
	United Kingdom (continued)
500,000	Tesco PLC	$2,636,288
200,000	TT Electronics PLC	520,068
1,945,800	Vodafone Group PLC	5,353,529

		49,991,898

	United States—7.0%
15,825	Baxter International, Inc.	946,019
40,700	ConocoPhillips	3,093,607
122,400	Johnson & Johnson	8,073,504
7,750	Mastercard, Inc., Class A	3,259,185
43,000	Philip Morris International, Inc.	3,810,230

		19,182,545

	TOTAL COMMON STOCKS (Cost $217,023,331)	228,361,640

	PREFERRED STOCKS—0.2%
897	KSB AG (Cost $459,506)	528,164

Shares		Value (Note 2)
	REGISTERED INVESTMENT COMPANY—14.1%
38,743,780	Dreyfus Government Prime Cash Management (Cost $38,743,780)	$38,743,780

TOTAL INVESTMENTS (Cost $256,226,617)	97.2%	267,633,584
OTHER ASSETS AND LIABILITIES (Net)	2.8	7,703,739

NET ASSETS	100.0%	$275,337,323

†	Non-income producing security.

Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Certificaaten van aandelen (Share Certificates)
NVDR	—	Non Voting Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund II—Currency Unhedged

Sector Diversification (Unaudited)

March 31, 2012

Sector Diversification	Percentage of Net Assets
COMMON STOCKS:
Pharmaceuticals, Biotechnology & Life Sciences	9.8%
Energy	8.4
Media	8.0
Insurance	7.1
Beverage	6.7
Food	6.3
Capital Goods	5.5
Banks	4.9
Tobacco	4.3
Commercial Services & Supplies	4.2
Materials	3.4
Automobiles & Components	2.4
Food & Staples Retailing	2.1
Household & Personal Products	2.1
Telecommunication Services	1.9
Technology Hardware & Equipment	1.3
Software & Services	1.2
Retailing	1.1
Health Care Equipment & Services	0.7
Diversified Financials	0.7
Utilities	0.5
Real Estate	0.2
Consumer Durables & Apparel	0.1

Total Common Stocks	82.9
Preferred Stocks	0.2
Registered Investment Company	14.1
Other Assets and Liabilities (Net)	2.8

Net Assets	100.0%

Portfolio Composition (Unaudited)

March 31, 2012

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Value Fund

Portfolio Highlights as of March 31, 2012 (Unaudited)

Hypothetical Illustration of $10,000 Invested in Tweedy,

Browne Value Fund vs. Standard & Poor’s 500 Stock Index

(“S&P 500”) and S&P 500/MSCIWorld Index (Hedged to

US$) 12/8/93 through 3/31/12

Hypothetical Illustration of $10,000 Invested in Tweedy,

Browne Value Fund vs. MSCI World Index (Hedged to US$)

1/1/07 through 3/31/12

Period Ended 3/31/12	Tweedy, Browne Value Fund	S&P 500/MSCI0 World Index (Hedged to US$)†	MSCI World Index (Hedged to US$)	S&P 500

1 Year	3.26	1.51	1.51	8.54
5 Years	2.37	-1.41	-1.41	2.01
10 Years	3.80	2.53	—	4.12
Since Inception
(12/8/93)	8.38	7.36	—	8.27

Total Annual Fund Operating Expense Ratios as of 3/31/11 and 3/31/12 were 1.40% and 1.41%, respectively.

†	S&P 500 (12/8/93-12/31/06)/MSCI World Index (Hedged to US$) (1/1/07-present).

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data, which is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charge. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Funds’ financial statements.

The Value Fund’s performance data shown above would have been lower had certain fees and expenses not been waived from December 8, 1993 through March 31, 1999.

S&P 500 Index is an unmanaged capitalization weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (US$) reflects the return of this index for a US dollar investor. MSCI World Index (Hedged to US$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into US dollars. The index accounts for interest rate differentials in forward currency exchange rates. Results for this index are inclusive of dividends and net of foreign withholding taxes.

S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne Company, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06, and continuing with the performance of the MSCI World Index (Hedged to US$), beginning 1/1/07 and thereafter. For the period from the Fund’s inception through 2006, the Investment Adviser chose the S&P 500 as the relevant market benchmark. Starting in mid-December 2006, the Fund’s investment mandate changed from investing at least 80% of its assets in US securities to investing no less than approximately 50% in U.S. securities, and so the Investment Adviser chose the MSCI World Index (Hedged to US$) as the most relevant benchmark for the Fund for periods starting January 1, 2007.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

Tweedy, Browne Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2012

In accordance with rules and guidelines set out by the United States (US) Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Value Fund to the results of the Standard & Poor’s 500 Stock Index (the S&P 500), the Morgan Stanley Capital International (MSCI) World Index (Hedged to US$) and the S&P 500/MSCI World Index (Hedged to US$). For the period from the Fund’s inception through 2006, the Investment Adviser chose the S&P 500 as the relevant market benchmark. Starting in mid-December 2006, the Fund’s investment mandate changed from investing at least 80% of its assets in US securities to investing in no less than approximately 50% in US securities, and so the Investment Adviser chose the MSCI World Index (Hedged to US$) as the most relevant benchmark for the Fund for periods starting January 1, 2007. The S&P 500 is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The MSCI World Index (Hedged to US$) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne Company, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06, and the performance of the MSCI, World Index (Hedged to US$), beginning 1/1/07 and thereafter. Although we believe this comparison may be useful, the historical results of the S&P 500 and the MSCI World Index in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Value Fund

Portfolio of Investments

March 31, 2012

Shares		Value (Note 2)
	COMMON STOCKS—89.4%
	France—5.0%
436,400	CNP Assurances	$6,799,499
335,150	Total SA	17,067,246

		23,866,745

	Germany—7.8%
164,718	Axel Springer AG	8,306,971
193,000	Henkel AG & Company, KGaA	12,028,445
36,000	Krones AG	1,803,548
28,400	Linde AG	5,088,718
66,400	Muenchener Rueckversicherungs- Gesellschaft AG	9,996,431

		37,224,113

	Japan—2.2%
148,100	Canon, Inc.	7,036,527
87,000	Honda Motor Company Ltd.	3,324,807

		10,361,334

	Mexico—0.5%
473,540	Arca Continental SAB de CV	2,260,409

	Netherlands—8.8%
72,500	Akzo Nobel NV	4,274,190
373,000	Heineken Holding NV	17,435,013
409,000	Royal Dutch Shell PLC, Class A	14,297,462
183,946	Unilever NV, ADR	6,259,682

		42,266,347

	Singapore—1.6%
539,000	United Overseas Bank Ltd.	7,866,266

	Spain—0.8%
669,070	Mediaset España Comunicacion SA	3,831,302

	Switzerland—12.9%
298,000	Nestle SA, Registered, Sponsored ADR	18,774,000
304,545	Novartis AG, Registered	16,833,621
92,700	Roche Holding AG	16,112,375
38,415	Zurich Financial Services AG	10,310,869

		62,030,865

	United Kingdom—6.8%
183,000	British American Tobacco PLC	9,211,692
175,000	Diageo PLC, Sponsored ADR	16,887,500
205,000	Unilever PLC, Sponsored ADR	6,775,250

		32,874,442

	United States—43.0%
94,535	3M Company	8,433,467
75,523	American National Insurance Company	5,476,928
216,470	Bank of New York Mellon Corporation/The	5,223,421
176,890	Baxter International, Inc.	10,574,484
80	Berkshire Hathaway Inc., Class A †	9,752,000
30,626	Berkshire Hathaway Inc., Class B †	2,485,300
165,155	Broadridge Financial Solutions, Inc.	3,948,856

Shares			Value (Note 2)
	United States (continued)
297,433	Brown & Brown, Inc.		$7,072,957
365,400	Cisco Systems, Inc.		7,728,210
230,068	Comcast Corporation, Special Class A		6,789,307
153,905	ConocoPhillips		11,698,319
136,105	Devon Energy Corporation		9,679,788
129,850	Emerson Electric Company		6,775,573
66,804	Henry Schein, Inc. †		5,055,727
219,014	Johnson & Johnson		14,446,163
357,000	Leucadia National Corporation		9,317,700
18,500	Mastercard, Inc., Class A		7,779,990
36,818	National Western Life Insurance Company, Class A		5,039,279
98,000	Norfolk Southern Corporation		6,451,340
173,322	Philip Morris International, Inc.		15,358,062
137,202	UniFirst Corporation		8,444,783
88,835	Union Pacific Corporation		9,547,986
238,000	Wal-Mart Stores, Inc.		14,565,600
437,085	Wells Fargo & Company		14,922,082

			206,567,322

	TOTAL COMMON STOCKS
	(Cost $276,235,818)		429,149,145

	REGISTERED INVESTMENT COMPANY—7.6%
36,664,872	Dreyfus Government Prime Cash Management (Cost $36,664,872)		36,664,872

Face Value
	U.S. TREASURY BILL—2.8%
$13,500,000	0.040%* due 06/14/12 †† (Cost $13,498,919)		13,498,353

TOTAL INVESTMENTS (Cost $326,399,609)		99.8%	479,312,370
UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)		0.1	327,562
OTHER ASSETS AND LIABILITIES (Net)		0.1	419,722

NET ASSETS		100.0%	$480,059,654

*	Rate represents annualized yield at date of purchase.
†	Non-income producing security.
††	A portion of this security has been segregated to cover certain open forward contracts. At March 31, 2012, liquid assets totaling $9,998,780 have been segregated to cover such open forward contracts.

Abbreviations:

ADR — American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Sector Diversification (Unaudited)

March 31, 2012

Sector Diversification	Percentage of Net Assets
COMMON STOCKS:
Insurance	11.9%
Energy	11.0
Pharmaceuticals, Biotechnology & Life Sciences	9.9
Beverage	7.6
Food	6.6
Tobacco	5.1
Banks	4.8
Media	3.9
Capital Goods	3.5
Transportation	3.3
Health Care Equipment & Services	3.3
Technology Hardware & Equipment	3.1
Food & Staples Retailing	3.0
Diversified Financials	3.0
Household & Personal Products	2.5
Software & Services	2.4
Materials	2.0
Commercial Services & Supplies	1.8
Automobiles & Components	0.7

Total Common Stocks	89.4
Registered Investment Company.	7.6
U.S. Treasury Bill	2.8
Unrealized Appreciation on Forward Contracts (Net)	0.1
Other Assets and Liabilities (Net)	0.1

Net Assets	100.0%

Portfolio Composition (Unaudited)

March 31, 2012

Schedule of Forward Exchange Contracts

March 31, 2012

Contracts		Counter- party	Contract Value Date	Contract Value on Origination Date	Value 3/31/12 (Note 2)	Unrealized Gain (Loss)
FORWARD EXCHANGE CONTRACT TO BUY (a)
3,000,000,000	South Korean Won	JPM	5/11/12	$2,631,579	$2,639,172	$7,593

FORWARD EXCHANGE CONTRACTS TO SELL (a)
4,500,000	European Union Euro	SSB	10/16/12	$(6,034,411)	$(6,000,168)	$34,243
7,000,000	European Union Euro	CIT	10/29/12	(9,561,230)	(9,334,453)	226,777
5,000,000	European Union Euro	NTC	11/28/12	(6,781,000)	(6,668,880)	112,120
10,000,000	European Union Euro	BNY	12/3/12	(13,403,600)	(13,338,231)	65,369
20,000,000	European Union Euro	NTC	2/19/13	(26,484,201)	(26,691,579)	(207,378)
7,500,000	European Union Euro	BNY	4/3/13	(10,020,900)	(10,012,428)	8,472
4,000,000	Great Britain Pound Sterling	CIT	4/24/12	(6,440,100)	(6,389,981)	50,119
2,500,000	Great Britain Pound Sterling	NTC	9/7/12	(4,079,350)	(3,990,036)	89,314
4,000,000	Great Britain Pound Sterling	CIT	10/16/12	(6,138,880)	(6,382,330)	(243,450)
3,000,000	Great Britain Pound Sterling	CIT	12/3/12	(4,646,730)	(4,785,091)	(138,361)
250,000,000	Japanese Yen	NTC	10/22/12	(3,059,040)	(3,045,440)	13,600
160,000,000	Japanese Yen	JPM	1/15/13	(2,096,024)	(1,952,194)	143,830
260,000,000	Japanese Yen	JPM	2/19/13	(3,375,089)	(3,174,403)	200,686
16,000,000	Mexican Peso	JPM	1/15/13	(1,128,987)	(1,215,712)	(86,725)
7,000,000	Singapore Dollar	SSB	12/3/12	(5,404,988)	(5,575,721)	(170,733)
3,000,000,000	South Korean Won	JPM	5/11/12	(2,680,965)	(2,639,172)	41,793
2,000,000	Swiss Franc	NTC	9/7/12	(2,475,462)	(2,217,579)	257,883
7,500,000	Swiss Franc	BOA	10/16/12	(8,217,827)	(8,321,360)	(103,533)
8,000,000	Swiss Franc	JPM	10/29/12	(8,994,828)	(8,878,230)	116,598
7,500,000	Swiss Franc	BNY	11/28/12	(8,286,377)	(8,327,915)	(41,538)
7,000,000	Swiss Franc	NTC	2/19/13	(7,735,490)	(7,784,607)	(49,117)

TOTAL				$(147,045,479)	$(146,725,510)	$319,969

Unrealized Appreciation on Forward Contracts (Net)						$327,562

(a)	Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:
BOA	—	Bank of America	JPM	—	JPMorgan Chase
BNY	—	BNY Mellon	NTC	—	Northern Trust
CIT	—	Citibank	SSB	—	State Street

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Worldwide High Dividend Yield Value Fund

Portfolio Highlights as of March 31, 2012 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Worldwide High Dividend Yield Value Fund vs.

Morgan Stanley Capital International (“MSCI”) World Index (in US$)

9/5/07 through 3/31/12

Period Ended 3/31/12	Tweedy, Browne Worldwide High Dividend Yield Value Fund	MSCI World Index (in US$)
1 Year	4.35	0.56
Since Inception (9/5/07)	1.68	-1.55

Gross Annual Fund Operating Expense Ratios as of 3/31/11 and 3/31/12 were 1.40% and 1.39%, respectively.

Net Annual Fund Operating Expense Ratios as of 3/31/11 and 3/31/12 were 1.38% and 1.39%, respectively.

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data, which is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charge. However, the Fund imposes a 2% redemption fee on redemption proceeds for redemptions or exchanges made within 60 days of purchase. Performance data does not reflect the deduction of the redemption fee, and if reflected, the redemption fee would reduce the performance data quoted for periods of 60 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Funds’ financial statements.

Tweedy, Browne Company LLC (the “Investment Adviser”) has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding fees and expenses from investments in other investment companies, brokerage, interest, taxes and extraordinary expenses) at no more than 1.37%. This arrangement will continue at least through December 31, 2012. In this arrangement the Fund has agreed, during the two-year period following any waiver or reimbursement by the Investment Adviser, to repay such amount to the extent that after giving effect to such repayment such adjusted total annual fund operating expenses would not exceed 1.37% on an annualized basis. The performance data shown above would be lower had fees and expenses not been waived and/or reimbursed.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (US$) reflects the return of this index for a US dollar investor. Results for this index are inclusive of dividends and net of foreign withholding taxes.

The index is unmanaged, and the figures for the index shown includes reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2012

In accordance with rules and guidelines set out by the United States (US) Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Worldwide High Dividend Yield Value Fund to the results of an appropriate broad-based securities index, the Morgan Stanley Capital International (MSCI) World Index (in US dollars). Although we believe this comparison may be useful, the historical results of the MSCI World Index (in US dollars) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the Standard & Poor’s 500 Stock Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Portfolio of Investments

March 31, 2012

Shares		Value (Note 2)
	COMMON STOCKS—83.5%
	Australia—1.8%
2,310,000	Metcash Ltd.	$9,931,106

	Canada—1.9%
215,000	IGM Financial, Inc.	9,992,246

	France—6.3%
458,685	CNP Assurances	7,146,719
278,200	SCOR SE	7,505,902
375,500	Total SA	19,122,037

		33,774,658

	Germany—4.8%
195,309	Axel Springer AG	9,849,720
107,000	Muenchener Rueckversicherungs- Gesellschaft AG	16,108,707

		25,958,427

	Italy—2.4%
457,200	Eni SPA	10,709,727
880,835	Mediaset SPA	2,425,780

		13,135,507

	Mexico—0.4%
476,115	Arca Continental SAB de CV	2,272,701

	Netherlands—7.9%
174,293	Akzo Nobel NV	10,275,330
457,500	Royal Dutch Shell PLC, Class A	15,992,882
479,000	Unilever NV, CVA	16,275,615

		42,543,827

	Singapore—2.8%
1,037,000	United Overseas Bank Ltd.	15,134,171

	Switzerland—13.5%
402,000	ABB Ltd.	8,237,031
221,000	Nestle SA, Registered	13,888,145
341,400	Novartis AG, Registered	18,870,768
93,000	Roche Holding AG	16,164,518
56,450	Zurich Financial Services AG	15,151,596

		72,312,058

	Thailand—0.4%
386,200	Bangkok Bank Public Company Ltd., NVDR	2,315,948

	United Kingdom—20.9%
1,801,300	BAE Systems PLC	8,631,203
215,300	British American Tobacco PLC	10,837,581
711,000	Daily Mail & General Trust PLC, Class A	5,129,041
510,700	Diageo PLC, Sponsored ADR	12,259,963
3,123,000	G4S PLC	13,597,132
139,505	GlaxoSmithKline PLC	3,112,716
1,234,530	HSBC Holdings PLC	10,943,265
367,212	Imperial Tobacco Group PLC	14,873,174

Shares		Value (Note 2)
	United Kingdom (continued)
371,400	Pearson PLC	$6,913,161
264,615	Provident Financial PLC	4,845,158
932,505	Tesco PLC	4,916,703
5,854,000	Vodafone Group PLC	16,106,259

		112,165,356

	United States—20.4%
61,000	Arthur J. Gallagher & Company	2,180,140
166,650	AT&T, Inc.	5,204,480
115,000	Automatic Data Processing, Inc.	6,346,850
60,460	Coca-Cola Company/The	4,474,645
148,000	ConocoPhillips	11,249,480
193,000	Emerson Electric Company	10,070,740
307,000	Exelon Corporation	12,037,470
63,300	Genuine Parts Company	3,972,075
291,525	Johnson & Johnson	19,228,989
172,200	Kimberly-Clark Corporation	12,723,858
50,970	Lockheed Martin Corporation	4,580,164
119,755	Philip Morris International, Inc.	10,611,491
224,200	Sysco Corporation	6,694,612

		109,374,994

	TOTAL COMMON STOCKS (Cost $398,952,973)	448,910,999

	REGISTERED INVESTMENT COMPANY—13.3%
71,303,643	Dreyfus Government Prime Cash Management (Cost $71,303,643)	71,303,643

Face Value
	TREASURY BILLS—3.6%
	Germany—2.5%
€10,000,000	0.061%* due 08/15/12		13,306,890

	United States—1.1%
$6,000,000	0.040%* due 06/14/12		5,999,268

	TOTAL TREASURY BILLS (Cost $19,159,481)		19,306,158

TOTAL INVESTMENTS (Cost $489,416,097)		100.4%	539,520,800

OTHER ASSETS AND LIABILITIES (Net)		(0.4)	(2,211,901)

NET ASSETS		100.0%	$537,308,899

*	Rate represents annualized yield at date of purchase.

Abbreviations:

ADR	—American Depositary Receipt
CVA	—Certificaaten van aandelen (Share Certificates)
€	—European Union Euro
NVDR	—Non Voting Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Sector Diversification (Unaudited)

March 31, 2012

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Pharmaceuticals, Biotechnology & Life Sciences.	10.7%
Energy	10.6
Insurance	8.9
Tobacco	6.8
Capital Goods	5.9
Food	5.6
Banks	5.3
Media	4.5
Food & Staples Retailing	4.0
Telecommunication Services.	4.0
Beverage.	3.5
Diversified Financials	2.8
Commercial Services & Supplies	2.5
Household & Personal Products	2.4
Utilities	2.2
Materials	1.9
Software & Services	1.2
Retailing.	0.7

Total Common Stocks	83.5
Registered Investment Company	13.3
Treasury Bills	3.6
Other Assets and Liabilities (Net)	(0.4)

Net Assets	100.0%

Portfolio Composition (Unaudited)

March 31, 2012

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Assets and Liabilities

March 31, 2012

	Global Value Fund	Global Value Fund II— Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
ASSETS
Investments, at cost.	$3,076,197,596	$256,226,617	$326,399,609	$489,416,097

Investments, at value (Note 2)	$4,729,729,466	$267,633,584	$479,312,370	539,520,800
Foreign currency (a)	1,359,802	27,130	4	23
Dividends and interest receivable.	8,786,374	388,014	828,845	988,498
Receivable for investment securities sold	5,191,614	826	1,364	9,647
Recoverable foreign withholding taxes.	12,605,127	273,376	826,232	532,036
Receivable for Fund shares sold	6,585,893	7,824,529	31,703	601,921
Unrealized appreciation of forward exchange contracts (Note 2)	38,978,174	—	1,368,397	—
Prepaid expense	55,161	1,783	5,379	3,539

Total Assets	$4,803,291,611	$276,149,242	$482,374,294	$541,656,464

LIABILITIES
Unrealized depreciation of forward exchange contracts (Note 2)	$25,279,851	$—	$1,040,835	$—
Payable for investment securities purchased.	7,509,553	391,612	649,760	3,648,950
Payable for Fund shares redeemed	3,941,567	50,928	175,515	209,402
Investment advisory fee payable (Note 3)	3,202,513	173,787	324,366	341,890
Transfer agent fees payable (Note 3)	257,879	3,518	46,931	11,997
Custodian fees payable (Note 3)	252,926	13,275	7,572	9,793
Fund administration and accounting fees payable (Note 3)	99,380	5,636	10,158	10,645
Shareholder servicing and administration fees payable (Note 3)	55,637	1,848	5,484	3,212
Due to custodian	8,112	208	746	—
Accrued foreign capital gains taxes	2,857,888	136,290	—	69,612
Accrued expenses and other payables.	553,665	34,817	53,273	42,064

Total Liabilities	44,018,971	811,919	2,314,640	4,347,565

NET ASSETS	$4,759,272,640	$275,337,323	$480,059,654	$537,308,899

NET ASSETS consist of
Undistributed net investment income	$11,930,878	$494,547	$1,278,572	$1,308,458
Accumulated net realized gain (loss) on securities, forward exchange contracts and foreign currencies	187,630,199	(1,109,123)	6,859,421	(8,728,040)
Net unrealized appreciation of securities, forward exchange contracts, foreign currencies and net other assets	1,667,099,647	11,406,601	153,233,608	50,103,701
Par value	20,004	2,355	2,481	5,510
Paid-in capital in excess of par value	2,892,591,912	264,542,943	318,685,572	494,619,270

Total Net Assets	$4,759,272,640	$275,337,323	$480,059,654	$537,308,899

CAPITAL STOCK (common stock outstanding)	200,038,323	23,551,181	24,807,583	55,095,356

NET ASSET VALUE offering and redemption price per share	$23.79	$11.69	$19.35	$9.75

(a)	Foreign currency held at cost for the Global Value Fund, Global Value Fund II—Currency Unhedged, Value Fund was and Worldwide High Dividend Yield Value Fund $1,359,366, $27,181, $4 and $23, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Operations

For the Year Ended March 31, 2012

	Global Value Fund	Global Value Fund II— Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
INVESTMENT INCOME
Dividends.	$159,704,579	$5,622,943	$13,665,888	$13,582,367
Less foreign withholding taxes	(16,013,679)	(497,677)	(1,082,170)	(905,149)
Interest.	201,053	7	12,421	36,394

Total Investment Income	143,891,953	5,125,273	12,596,139	12,713,612

EXPENSES
Investment advisory fee (Note 3)	56,480,119	2,624,939	5,599,840	4,565,066
Transfer agent fees (Note 3)	1,616,635	48,654	286,225	97,680
Custodian fees (Note 3)	1,530,589	72,347	47,505	62,047
Fund administration and accounting fees (Note 3)	1,157,541	56,607	117,346	96,205
Legal and audit fees	381,557	18,391	38,688	39,494
Directors’ fees and expenses (Note 3)	324,195	15,526	32,189	26,182
Shareholder servicing and administration fees (Note 3)	163,063	7,597	16,167	13,173
Other	878,168	86,108	117,546	92,627

Total expenses before waivers	62,531,867	2,930,169	6,255,506	4,992,474

Investment advisory fees recouped and/or waived (Note 3)	—	(53,134)	—	9,173

Net Expenses	62,531,867	2,877,035	6,255,506	5,001,647

NET INVESTMENT INCOME.	81,360,086	2,248,238	6,340,633	7,711,965

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Securities	320,472,445	(343,678)	19,234,481	(103,277)
Forward exchange contracts (a)	(192,000,812)	—	(8,577,312)	—
Foreign currencies and net other assets.	1,114,525	(168,387)	(81,551)	26,381

Net realized gain (loss) on investments during the year	129,586,158	(512,065)	10,575,618	(76,896)

Net unrealized appreciation (depreciation) of:
Securities (b)	(284,249,039)	3,471,375	(11,127,405)	16,912,299
Forward exchange contracts (a)	204,575,214	—	8,199,756	—
Foreign currencies and net other assets.	(953,483)	(4,668)	(38,914)	(9,682)

Net unrealized appreciation (depreciation) of investments during the year.	(80,627,308)	3,466,707	(2,966,563)	16,902,617

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	48,958,850	2,954,642	7,609,055	16,825,721

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$130,318,936	$5,202,880	$13,949,688	$24,537,686

(a)	Primary risk exposure being hedged is currency risk.
(b)	Net accrued foreign capital gains taxes of $2,857,888, $136,290, $0 and $69,612, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Changes in Net Assets

	Global Value Fund
	Year Ended 3/31/2012	Year Ended 3/31/2011
INVESTMENT ACTIVITIES:
Net investment income	$81,360,086	$51,346,605

Net realized gain (loss) on securities, forward exchange contracts and currency transactions during the year	129,586,158	210,685,923

Net unrealized appreciation (depreciation) of securities, forward exchange contracts, foreign currencies and net other assets during the year	(80,627,308)	193,863,348

Net increase in net assets resulting from operations	130,318,936	455,895,876

DISTRIBUTIONS:
Dividends to shareholders from net investment income	(80,821,151)	(49,176,654)

Distributions to shareholders from net realized gain on investments	(108,527,128)	(10,648,394)

Net increase in net assets from Fund share transactions	68,759,348	47,334,214

Redemption Fees	211,170	105,881

Net increase in net assets	9,941,175	443,510,923

NET ASSETS
Beginning of year	4,749,331,465	4,305,820,542

End of year	$4,759,272,640	$4,749,331,465

Undistributed (distributions in excess of) net investment income at end of year	$11,930,878	$10,277,418

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Changes in Net Assets

	Global Value Fund II— Currency Unhedged		Value Fund		Worldwide High Dividend Yield Value Fund
	Year Ended 3/31/2012	Year Ended 3/31/2011	Year Ended 3/31/2012	Year Ended 3/31/2011	Year Ended 3/31/2012	Year Ended 3/31/2011
INVESTMENT ACTIVITIES:
Net investment income	$2,248,238	$565,712	$6,340,633	$4,165,462	$7,711,965	$3,969,377

Net realized gain (loss) on securities, forward exchange contracts and currency transactions during the year	(512,065)	192,123	10,575,618	16,747,823	(76,896)	3,509,759

Net unrealized appreciation (depreciation) of securities, forward exchange contracts, foreign currencies and net other assets during the year	3,466,707	7,366,684	(2,966,563)	14,620,801	16,902,617	21,630,936

Net increase in net assets resulting from operations	5,202,880	8,124,519	13,949,688	35,534,086	24,537,686	29,110,072

DISTRIBUTIONS:
Dividends to shareholders from net investment income	(1,707,314)	(491,375)	(5,703,656)	(4,096,993)	(6,345,447)	(4,289,269)

Distributions to shareholders from net realized gain on investments	(936,941)	(38,793)	(10,357,028)	(21,370,249)	—	—

Net increase in net assets from Fund share transactions	177,611,793	52,979,332	14,644,168	54,416,254	229,005,039	120,158,342

Redemption Fees	12,091	6,618	—	—	21,259	17,399

Net increase in net assets	180,182,509	60,580,301	12,533,172	64,483,098	247,218,537	144,996,544

NET ASSETS
Beginning of year	95,154,814	34,574,513	467,526,482	403,043,384	290,090,362	145,093,818

End of year	$275,337,323	$95,154,814	$480,059,654	$467,526,482	$537,308,899	$290,090,362

Undistributed (distributions in excess of) net investment income at end of year	$494,547	$122,197	$1,278,572	$723,146	$1,308,458	$(84,441)

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Financial Highlights

Tweedy, Browne Global Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/12	Year Ended 3/31/11	Year Ended 3/31/10	Year Ended 3/31/09		Year Ended 3/31/08
Net asset value, beginning of year	$24.16	$22.13	$14.15	$27.21		$32.31

Income from investment operations:
Net investment income	0.42	0.26	0.33	0.66	(a)(b)	0.50
Net realized and unrealized gain (loss) on investments	0.19	2.08	7.98	(10.90)		(2.24)

Total from investment operations	0.61	2.34	8.31	(10.24)		(1.74)

Distributions:
Dividends from net investment income	(0.42)	(0.25)	(0.33)	(0.75)		(0.48)
Distributions from net realized gains.	(0.56)	(0.06)	—	(2.07)		(2.88)

Total distributions	(0.98)	(0.31)	(0.33)	(2.82)		(3.36)

Redemption fees(c)	0.00	0.00	0.00	0.00		0.00

Net asset value, end of year	$23.79	$24.16	$22.13	$14.15		$27.21

Total return(d)	2.92%	10.59%	58.85%	(38.57)%		(6.35)%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$4,759,273	$4,749,331	$4,305,821	$3,094,360		$6,663,870
Ratio of operating expenses to average net assets.	1.38%	1.39%	1.40%	1.40%		1.37%
Ratio of net investment income to average net assets	1.80%	1.16%	1.62%	3.05	%(b)	1.45%
Portfolio turnover rate.	9%	12%	7%	16%		9%

(a)	Net investment income per share was calculated using the average shares method.
(b)	For year ended 3/31/09, investment income per share reflects a special dividend which amounted to $0.14 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 2.42% per share.
(c)	Amount represents less than $0.01 per share.
(d)	Total return represents aggregate total return for the periods indicated.

Tweedy, Browne Global Value Fund II—Currency Unhedged

For a Fund share outstanding throughout each year/period.

	Year Ended 3/31/12	Year Ended 3/31/11	Period Ended 3/31/10(a)
Net asset value, beginning of year/period	$11.52	$10.27	$10.00

Income from investment operations:
Net investment income	0.10	0.08	0.00	(b)
Net realized and unrealized gain (loss) on investments	0.20	1.25	0.27

Total from investment operations	0.30	1.33	0.27

Distributions:
Dividends from net investment income	(0.08)	(0.07)	0.00	(b)
Distributions from net realized gains.	(0.05)	(0.01)	—

Total distributions	(0.13)	(0.08)	0.00	(b)

Redemption fees(b)	0.00	0.00	0.00

Net asset value, end of year/period	$11.69	$11.52	$10.27

Total return(c)	2.68%	13.00%	2.74%

Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$275,337	$95,155	$34,575
Ratio of operating expenses to average net assets.	1.37%	1.37%	1.37	%(d)
Ratio of operating expenses to average net assets excluding recoupments and/or waivers of expenses	1.40%	1.58%	2.56	%(d)
Ratio of net investment income to average net assets	1.07%	0.97%	0.04	%(d)
Portfolio turnover rate	5%	2%	0%

(a)	The Tweedy, Browne Global Value Fund II—Currency Unhedged commenced operations on October 26, 2009.
(b)	Amount represents less than $0.01 per share.
(c)	Total return represents aggregate total return for the periods indicated.
(d)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Financial Highlights

Tweedy, Browne Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/12	Year Ended 3/31/11	Year Ended 3/31/10	Year Ended 3/31/09	Year Ended 3/31/08
Net asset value, beginning of year	$19.46	$19.03	$12.73	$20.90	$24.65

Income from investment operations:
Net investment income.	0.27	0.19	0.24	0.18	0.22
Net realized and unrealized gain(loss) on investments	0.31	1.45	6.27	(6.22)	(1.43)

Total from investment operations	0.58	1.64	6.51	(6.04)	(1.21)

Distributions:
Dividends from net investment income	(0.25)	(0.20)	(0.21)	(0.20)	(0.19)
Distributions from net realized gains.	(0.44)	(1.01)	—	(1.93)	(2.35)

Total distributions	(0.69)	(1.21)	(0.21)	(2.13)	(2.54)

Net asset value, end of year	$19.35	$19.46	$19.03	$12.73	$20.90

Total return(a)	3.26%	8.77%	51.18%	(30.01)%	(5.41)%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$480,060	$467,526	$403,043	$304,787	$411,237
Ratio of operating expenses to average net assets	1.40%	1.39%	1.42%	1.41%	1.37%
Ratio of net investment income to average net assets	1.42%	1.02%	1.40%	1.02%	0.83%
Portfolio turnover rate	10%	11%	11%	37%	11%

(a)	Total return represents aggregate total return for the periods indicated.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

For a Fund share outstanding throughout each year/period.

	Year Ended 3/31/12	Year Ended 3/31/11	Year Ended 3/31/10	Year Ended 3/31/09	Period Ended 3/31/08(a)
Net asset value, beginning of year/period	$9.52	$8.62	$6.09	$9.70	$10.00

Income from investment operations:
Net investment income	0.20	0.18	0.20	0.22	0.10
Net realized and unrealized gain (loss) on investments	0.21	0.91	2.53	(3.57)	(0.37)

Total from investment operations	0.41	1.09	2.73	(3.35)	(0.27)

Distributions:
Dividends from net investment income	(0.18)	(0.19)	(0.20)	(0.26)	(0.03)
Distributions from net realized gains.	—	—	—	—	—

Total distributions	(0.18)	(0.19)	(0.20)	(0.26)	(0.03)

Redemption fees(b)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year/period	$9.75	$9.52	$8.62	$6.09	$9.70

Total return(c)	4.35%	13.03%	45.19%	(35.25)%	(2.69)%

Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$537,309	$290,090	$145,094	$79,913	$70,386
Ratio of operating expenses to average net assets.	1.37%	1.37%	1.37%	1.37%	1.37	%(d)
Ratio of operating expenses to average net assets excluding recoupments and/or waivers of expenses	1.37%	1.39%	1.46%	1.54%	1.86	%(d)
Ratio of net investment income to average net assets	2.11%	2.00%	2.36%	2.99%	2.38	%(d)
Portfolio turnover rate	6%	16%	18%	38%	2%

(a)	The Tweedy, Browne Worldwide High Dividend Yield Value Fund commenced operations on September 5, 2007.
(b)	Amount represents less than $0.01 per share.
(c)	Total return represents aggregate total return for the periods indicated.
(d)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

1. Organization

Tweedy, Browne Fund Inc. (the “Company”) is an open-end management investment company registered with the United States (“U.S.”) Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was organized as a Maryland corporation on January 28, 1993. Tweedy, Browne Global Value Fund (“Global Value Fund”), Tweedy, Browne Global Value Fund II—Currency Unhedged (“Global Value Fund II—Currency Unhedged”), Tweedy, Browne Value Fund (“Value Fund”), and Tweedy, Browne Worldwide High Dividend Yield Value Fund (“Worldwide High Dividend Yield Value Fund”), (each a “Fund” and together, the “Funds”), are each a diversified series of the Company.

The Funds commenced operations as follows:

Fund	Commencement of Operations
Global Value Fund	06/15/93
Global Value Fund II—Currency Unhedged	10/26/09
Value Fund	12/08/93
Worldwide High Dividend Yield Value Fund	09/05/07

Global Value Fund and Global Value Fund II—Currency Unhedged seek long-term capital growth by investing primarily in foreign equity securities that Tweedy, Browne Company LLC (the “Investment Adviser”) believes are undervalued. Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes are undervalued. Worldwide High Dividend Yield Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes to have above-average dividend yields and valuations that are reasonable.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Portfolio Valuation Portfolio securities and other assets, listed on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price at or prior to the close of regular trading on the New York Stock Exchange or, if applicable, the NASDAQ Official Closing Price (“NOCP”).

Portfolio securities and other assets, which are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Forward exchange contracts are valued at the forward rate. Securities and other assets for which current market quotations are not readily available, and those securities which are generally not readily marketable due to significant legal or contractual restrictions, will be valued at fair value as determined in good faith by the Investment Adviser under the direction of the Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sales price does not reflect current market value at the time of valuing the Funds’ asset due to developments since such last price) may be valued at fair value if the Investment Adviser concludes that fair valuation will likely result in a more accurate net asset valuation. The Funds’ use of fair value pricing may cause the net asset value of the Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Debt securities purchased with a remaining maturity of more than 60 days are valued through pricing obtained by pricing services approved by the Funds’ Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

Fair Value Measurements The inputs and valuation techniques used to determine fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ assets carried at fair value as of March 31, 2012. See each respective Portfolio of Investments for details on portfolio holdings.

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

	Global Value Fund
	Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Equity Securities
Common Stocks
Ireland	$14,799	$—	$—	$14,799
Switzerland	898,854,288	898,294,461	559,827	—
All Other Countries	3,333,527,034	3,333,527,034	—	—
Preferred Stocks	9,664,005	9,664,005	—	—
Registered Investment Company	362,675,776	362,675,776	—	—
U.S. Treasury Bill	124,993,564	—	124,993,564	—

Total Investments in Securities	4,729,729,466	4,604,161,276	125,553,391	14,799
Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	38,978,174	—	38,978,174	—
Liability
Unrealized depreciation of forward exchange contracts	(25,279,851)	—	(25,279,851)	—

Total	$4,743,427,789	$4,604,161,276	$139,251,714	$14,799

	Global Value Fund II—Currency Unhedged
	Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Equity Securities
Common Stocks
Australia	$3,194,291	$—	$3,194,291	$—
All Other Countries	225,167,349	225,167,349	—	—
Preferred Stocks	528,164	528,164	—	—
Registered Investment Company	38,743,780	38,743,780	—	—

Total Investments in Securities	$267,633,584	$264,439,293	$3,194,291	$—

	Value Fund
	Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Equity Securities
Common Stocks	$429,149,145	$429,149,145	$—	$—
Registered Investment Company	36,664,872	36,664,872	—	—
U.S. Treasury Bill	13,498,353	—	13,498,353	—

Total Investments in Securities	479,312,370	465,814,017	13,498,353	—
Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	1,368,397	—	1,368,397	—
Liability
Unrealized depreciation of forward exchange contracts	(1,040,835)	—	(1,040,835)	—

Total	$479,639,932	$465,814,017	$13,825,915	$—

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

	Worldwide High Dividend Yield Value Fund
	Total Value at March 31, 2012	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Equity Securities
Common Stocks
Australia	$9,931,106	$—	$9,931,106	$—
All Other Countries	438,979,893	438,979,893	—	—
Registered Investment Company	71,303,643	71,303,643	—	—
Treasury Bills	19,306,158	—	19,306,158	—

Total Investments in Securities	$539,520,800	$510,283,536	$29,237,264	$—

The following is a reconciliation of Global Value Fund’s Level 3 investments for which significant unobservable inputs were used to determine fair value. The Level 3 security listed below was fair valued pursuant to the Funds’ fair value procedures. Its valuation is based on the projected nominal value of the company upon completion of all ongoing litigation.

Equity Securities
Balance as of March 31, 2011	$94,624
Change in unrealized appreciation (depreciation)	(79,825)

Balance as of March 31, 2012	$14,799

The net unrealized losses presented in the table above relate to investments that were held during the year ended March 31, 2012. Global Value Fund presents these losses on the Statements of Operations as net unrealized depreciation of securities.

At the end of each calendar quarter, management evaluates the pricing inputs used for Level 1 and 2 assets. As of March 31, 2012, a security with an end of period value of $9,931,106 held by Worldwide High Dividend Yield Value Fund was transferred from Level 1 into Level 2 due to the mean price being used on March 30, 2012. As of March 31, 2012, a security with an end of period value of $5,979,100 held by Global Value Fund was transferred from Level 2 into Level 1, due to higher trading volume.

Foreign Currency    The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses from investments in securities, which result from changes in foreign currency exchange rates, have been included in net unrealized appreciation (depreciation) of securities. All other unrealized gains and losses, which result from changes in foreign currency exchange rates, have been included in net unrealized appreciation (depreciation) of foreign currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

Forward Exchange Contracts    Global Value Fund and Value Fund are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives and may enter into forward exchange contracts for non-trading purposes in order to reduce their exposure to fluctuations in foreign currency exchange on their portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by each of the Funds as an unrealized gain or loss on the Statement of Operations. When the contract is closed, the Funds record a realized gain or loss on the Statement of Operations equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed. The difference between the value of open contracts at March 31, 2012 and the value of the contracts at the time they were opened is included on the Statement of Assets and Liabilities under unrealized appreciation (depreciation) of forward exchange contracts.

The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Securities Transactions and Investment Income Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. In the case of certain foreign securities, dividend income is recorded as soon after the ex-date as the Funds become aware of such dividend.

Foreign Taxes    The Funds may be subject to foreign taxes on dividend and interest income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Funds’ custodian applies for refunds on behalf of each Fund where available. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

The Investment Adviser is reimbursed by the Funds for the cost of settling transactions in U.S. securities for the Funds through its clearing broker. For the year ended March 31, 2012, Global Value Fund, Global Value Fund II—Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund reimbursed the Investment Adviser $570, $180, $720 and $480, respectively, for such transaction charges.

Dividends and Distributions to Shareholders    Dividends from net investment income, if any, will be declared and paid annually for Global Value Fund, Global Value Fund II—Currency Unhedged, and Value Fund and semi-annually for Worldwide High Dividend Yield Value Fund. Distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually for each of the Funds. Additional distributions of net investment income and capital gains from the Funds may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Federal Income Taxes    Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds are not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. In addition, utilization of any capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. Each of the Funds’ tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Expenses    Expenses directly attributable to each Fund as a diversified series of the Company are charged to such Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable allocation method.

3. Investment Advisory Fee, Other Related Party Transactions and Administration Fee

The Company, on behalf of each Fund, has entered into separate investment advisory agreements with the Investment Adviser (each, an “Advisory Agreement”). Under each Advisory Agreement, the Company pays the Investment Adviser a fee at the annual rate of 1.25% of the value of each Fund’s average daily net assets. The fee is payable monthly, provided each Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the year ended March 31, 2012, the Investment Adviser received $56,480,119, $2,624,939, $5,599,840 and $4,565,066 for Global Value Fund, Global Value Fund II—Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

The Investment Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of Global Value Fund II—Currency Unhedged and Worldwide High Dividend Yield Value Fund to the extent necessary to maintain the total annual fund operating expenses for each Fund (excluding fees and expenses from investments in other investment companies, brokerage, interest, taxes and extraordinary expenses) at no more than 1.37% of each Fund’s average daily net assets. This arrangement will continue at least through December 31, 2012. In the year ended March 31, 2012, the Investment Adviser waived $53,134 for Global Value Fund II—Currency Unhedged. In this arrangement, Global Value Fund II—Currency Unhedged and Worldwide High Dividend Yield Value Fund have agreed, during the two-year period following any waiver or reimbursement by the Investment Adviser, to repay such amount to the extent that after giving effect to such repayment such adjusted total annual fund operating expenses would not exceed 1.37% of each Fund’s average daily net assets on an annualized basis. In the year ended March 31, 2012, the Investment Adviser recouped

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

$9,173 for Worldwide High Dividend Yield Value Fund. At March 31, 2012, the amount of potential recovery expiring March 31, 2013 and March 31, 2014 on Global Value Fund II—Currency Unhedged was $125,363 and $53,134, respectively. At March 31, 2012, the amount of potential recovery expiring March 31, 2013 on Worldwide High Dividend Yield Value Fund was $30,321.

As of March 31, 2012, the current and retired managing directors and their families, as well as employees of the Investment Adviser, have approximately $96.2 million, $3.4 million, $56.2 million and $5.5 million of their own money invested in Global Value Fund, Global Value Fund II—Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

The Company, on behalf of the Funds, has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation. Under the Administration Agreement, the Company pays BNY Mellon an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the aggregate average daily net assets of the Funds, allocated according to each Funds’ net assets:

	Up to $1 Billion	Between $1 Billion and $5 Billion	Between $5 Billion and $10 Billion	Exceeding $10 Billion
Administration Fees	0.0300%	0.0180%	0.0100%	0.0090%
Accounting Fees	0.0075%	0.0060%	0.0050%	0.0040%

For the fiscal year ended March 31, 2012 and through April 15, 2012, the Company has agreed to pay the Investment Adviser for certain shareholder servicing and administration services provided to the Funds at an annual amount of $200,000, which is allocated pro-rata based on the relative average net assets of the Funds. Effective April 16, 2012, such administration services were expanded and as a result the annual amount may be up to $475,000.

No officer, director or employee of the Investment Adviser, BNY Mellon or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Non-Interested Director $100,000 annually, to be paid quarterly in $25,000 increments plus out-of-pocket expenses for their services as directors. The Lead Independent Director receives an additional annual fee of $10,000. The annual fee of $100,000 paid to each Non-Interested Director, and the annual fee of $10,000 paid to the Lead Independent Director, is divided proportionately between the Funds.

Bank of New York Mellon Asset Servicing, an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ custodian pursuant to a custody agreement (the “Custody Agreement”). BNY Mellon also serves as the Funds’ transfer agent. The Investment Adviser also serves as the distributor to the Funds and pays all distribution fees. No distribution fees are paid by the Funds.

At March 31, 2012, there were three shareholders owning 24.2%, 7.5% and 6.9%, respectively, of Global Value Fund II—Currency Unhedged’s outstanding shares and there was one shareholder owning 8.4% of Worldwide High Dividend Yield Value Fund’s outstanding shares. Investment activities of these shareholders could have an impact on each respective Fund.

4. Securities Transactions

The 1940 Act defines “affiliated companies” to include securities in which a fund owns 5% or more of the outstanding voting shares of an issuer. The following chart lists the issuers, which may be deemed “affiliated companies”, owned by Global Value Fund, as well as transactions that occurred in the securities of such issuers during the year ended March 31, 2012:

Amount Held at 3/31/11	Name of Issuer	Value at 3/31/11	Purchase Cost	Sales Proceeds	Value at 3/31/12	Shares or Par Amount Held at 3/31/12	Dividend Income 4/1/11 to 3/31/12	Net Realized Gain (Loss) 4/1/11 to 3/31/12
182,827	Siegfreid Holding AG	$19,434,799	$6,020,633	$—	$25,474,645	248,117	$—	$—
CHF 5,223,200	Siegfreid Holding AG 5% Convertible Bond	6,914,595	—	6,020,633	—	—	—	1,168,612
185,918	PubliGroupe SA, Registered	24,447,653	—	—	27,542,646	185,918	1,285,814	—
4,795,392	Sol SPA	37,904,740	—	—	26,961,787	4,795,392	638,785	—
1,111,317	Unidare	94,624	—	—	14,799	1,111,317	—	—

		$88,796,411	$6,020,633	$6,020,633	$79,993,877		$1,924,599	$1,168,612

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 2012, are as follows:

	Global Value Fund	Global Value Fund II—Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Purchases	$372,561,530	$161,301,894	$43,181,092	$193,426,837
Sales	712,252,924	8,870,568	57,823,582	19,616,894

5. Capital Stock

The Company is authorized to issue 2.0 billion shares of $0.0001 par value capital stock, of which 600,000,000, 600,000,000, 400,000,000 and 400,000,000 of the unissued shares have been designated as shares of the Global Value Fund, Global Value Fund II—Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. Redemptions from the Global Value Fund, Global Value Fund II—Currency Unhedged and the Worldwide High Dividend Yield Value Fund, including exchange redemptions, within 60 days of purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which will be retained by each Fund.

Changes in shares outstanding for the year ended March 31, 2012 were as follows:

	Global Value Fund
	Shares	Amount
Sold	25,554,118	$587,560,795
Reinvested	7,991,107	174,041,888
Redeemed	(30,103,966)	(692,843,335)

Net Increase	3,441,259	$68,759,348

	Global Value Fund II— Currency Unhedged
	Shares	Amount
Sold	17,861,667	$206,199,250
Reinvested	235,365	2,511,341
Redeemed	(2,807,210)	(31,098,798)

Net Increase	15,289,822	$177,611,793

	Value Fund
	Shares	Amount
Sold	2,897,481	$53,787,654
Reinvested	851,875	15,262,927
Redeemed	(2,962,920)	(54,406,413)

Net Increase	786,436	$14,644,168

	Worldwide High Dividend Yield Value Fund
	Shares	Amount
Sold	29,232,669	$272,213,216
Reinvested	650,987	6,131,527
Redeemed	(5,263,156)	(49,339,704)

Net Increase	24,620,500	$229,005,039

Changes in shares outstanding for the year ended March 31, 2011 were as follows:

	Global Value Fund
	Shares	Amount
Sold	27,143,671	$613,208,572
Reinvested	2,299,892	54,783,264
Redeemed	(27,388,653)	(620,657,622)

Net Increase	2,054,910	$47,334,214

	Global Value Fund II— Currency Unhedged
	Shares	Amount
Sold	5,612,265	$60,357,916
Reinvested	45,606	503,493
Redeemed	(763,745)	(7,882,077)

Net Increase	4,894,126	$52,979,332

	Value Fund
	Shares	Amount
Sold	4,334,409	$82,128,199
Reinvested	1,277,088	24,199,131
Redeemed	(2,769,734)	(51,911,076)

Net Increase	2,841,763	$54,416,254

	Worldwide High Dividend Yield Value Fund
	Shares	Amount
Sold	18,031,196	$159,077,567
Reinvested	494,416	4,120,657
Redeemed	(4,886,230)	(43,039,882)

Net Increase	13,639,382	$120,158,342

6. Income Tax Information

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2012 is as follows:

Distributions paid from:	Global Value Fund	Global Value Fund II— Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Investment income	$80,821,151	$1,707,501	$5,703,656	$6,345,447
Short-term capital gain	—	270,485	—	—
Ordinary income	80,821,151	1,977,986	5,703,656	6,345,447
Long-term capital gain	108,527,128	666,269	10,357,028	—

Total Distributions	$189,348,279	$2,644,255	$16,060,684	$6,345,447

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2011 is as follows:

Distributions paid from:	Global Value Fund	Global Value Fund II— Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Investment income	$49,320,734	$484,837	$4,101,025	$4,289,269
Short-term capital gain	—	45,331	—	—
Ordinary income	49,320,734	530,168	4,101,025	4,289,269
Long-term capital gain	10,504,314	—	21,366,217	—

Total Distributions	$59,825,048	$530,168	$25,467,242	$4,289,269

As of March 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Global Value Fund	Global Value Fund II— Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Undistributed ordinary income	$11,931,359	$498,436	$1,279,936	$1,362,840
Undistributed realized gain	201,841,637	198,742	7,357,716	—
Unrealized appreciation/ (depreciation)	1,652,887,728	11,405,777	152,733,949	50,094,053
Accumulated capital and other losses	—	(1,307,863)	—	(8,728,040)

Total	$1,866,660,724	$10,795,092	$161,371,601	$42,728,853

Reclassifications are recorded to the Funds’ capital accounts for any permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. For the year ended March 31, 2012, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and distribution redesignations were identified and reclassified among the components of each Fund’s net assets as follows:

	Global Value Fund	Global Value Fund II— Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Undistributed ordinary income	$1,114,525	$(168,574)	$(81,551)	$26,381
Undistributed net realized gain (loss)	(1,114,525)	168,574	81,551	(26,381)

Paid-in capital	—	—	—	—

Results of operations and net assets were not affected by these reclassifications.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

As of March 31, 2012, the Worldwide High Dividend Yield Value Fund had a capital loss carryforward of $8,157,948 expiring in 2018, which may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. During the year ended March 31, 2012, Worldwide High Dividend Yield Value Fund utilized net capital loss carryforwards of $466,815.

Net capital and foreign currency losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Late year capital losses are available to offset future realized capital gains and thereby reduce future capital gains distributions. Late year ordinary losses will offset future net investment income and thereby reduce future ordinary income distributions. For the year ended March 31, 2012, the Funds deferred to April 1, 2012 late year capital and ordinary losses of:

Fund	Late Year Capital Losses	Late Year Ordinary Losses
Global Value Fund	$—	$—
Global Value Fund II— Currency Unhedged	1,307,863	—
Value Fund	—	—
Worldwide High Dividend Yield Value Fund	570,092	—

As of March 31, 2012, the aggregate cost for federal tax purposes was as follows:

Global Value Fund	$3,075,750,479
Global Value Fund II—Currency Unhedged	$256,226,619
Value Fund	$326,399,609
Worldwide High Dividend Yield Value Fund	$489,416,097

The aggregate gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) as computed on a federal income tax basis, at March 31, 2012 for each Fund is as follows:

	Gross Appreciation	Gross (Depreciation)	Net Appreciation
Global Value Fund	$1,762,368,386	$(108,389,399)	$1,653,978,987
Global Value Fund II— Currency Unhedged	20,803,754	(9,396,789)	11,406,965
Value Fund	156,970,991	(4,058,230)	152,912,761
Worldwide High Dividend Yield Value Fund	58,437,675	(8,332,972)	50,104,703

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

7. Foreign Securities

Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to a Fund), war, seizure, political and social instability and diplomatic developments.

8. Derivative Instruments

The Global Value Fund and Value Fund had derivative exposure to forward foreign currency exchange contracts. The Global Value II—Currency Unhedged and Worldwide High Dividend Yield Value Fund had no exposure to derivatives. The following tables present the value of derivatives held at March 31, 2012 and the effect of derivatives held by primary exposure during the year ended March 31, 2012. For open contracts at March 31, 2012, see the Portfolio of Investments, which is also indicative of the average activity for the year ended March 31, 2012.

Statement of Assets and Liabilities

Derivative	Assets Location	Global Value Fund	Value Fund
Foreign currency exchange contracts	Unrealized appreciation of forward exchange contracts	$38,978,174	$1,368,397

Derivative	Liabilities Location	Global Value Fund	Value Fund
Foreign currency exchange contracts	Unrealized depreciation of forward exchange contracts	$25,279,851	$1,040,835

Statement of Operations

Derivative		Global Value Fund	Value Fund
Foreign currency exchange contracts	Net realized gain (loss) on	$(192,000,812)	$(8,577,312)

Derivative		Global Value Fund	Value Fund
Foreign currency exchange contracts	Net unrealized appreciation (depreciation) of	$204,575,214	$8,199,756

9. Litigation

Certain holders of notes issued by Tribune Company initiated litigation against Value Fund and thousands of other public shareholders, seeking to recover payments made to Tribune Company shareholders in connection with the 2007 leverage buyout of Tribune Company. Value Fund tendered its shares in a tender offer from Tribune Company and received proceeds of approximately $3.4 million. The plaintiffs allege that the shareholder payments were made in violation of various laws prohibiting constructive fraudulent transfers. The complaints allege no misconduct by Value Fund or any member of the putative defendant class. The outcome of the proceedings cannot be predicted at this time and no contingency has been recorded on the books of Value Fund.

10. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”), “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

TWEEDY, BROWNE FUND INC.

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

To the Shareholders of Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II—Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund and the Board of Directors of Tweedy, Browne Fund Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II—Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund (the “Funds”, each a series of Tweedy, Browne Fund Inc.) at March 31, 2012, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

May 21, 2012

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

Year Ended March 31, 2012

1. Tax Information

For shareholders who do not have a March 31, 2012 tax year end, this footnote is for informational purposes only. Form 1099-DIV will be sent to shareholders in January 2013 reporting the amounts and tax characterization of distributions for the 2012 calendar year.

For the fiscal year ended March 31, 2012, the amount of long-term capital gain designated by the Funds, which may be subsequently determined to be different, and is taxable at a 15% rate gain for federal income tax purposes was:

Fund
Global Value Fund	$310,368,765
Global Value Fund II—Currency Unhedged	$693,701
Value Fund	$17,714,744
Worldwide High Dividend Yield Value Fund	$—

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2012, the percentage that qualifies for the dividend received deduction available to corporate shareholders was:

Fund
Global Value Fund	12.56%
Global Value Fund II—Currency Unhedged	17.20%
Value Fund	72.27%
Worldwide High Dividend Yield Value Fund	49.93%

For the fiscal year ended March 31, 2012, the percentage of the distributions paid by the Funds that qualifies for the 15% dividend tax rate was:

Fund
Global Value Fund	100%
Global Value Fund II—Currency Unhedged	100%
Value Fund	100%
Worldwide High Dividend Yield Value Fund	100%

If the Funds meet the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Funds may elect to pass through to its shareholders credits for foreign taxes paid.

For the fiscal year ended March 31, 2012, the gross income derived from foreign sources and foreign taxes paid were:

	Global Value Fund
	Dollar Amount	Per Share
Foreign Source Income	$148,458,195	$0.7421
Foreign Taxes	12,788,600	0.0639

	Global Value Fund II—Currency Unhedged
	Dollar Amount	Per Share
Foreign Source Income	$5,172,643	$0.2196
Foreign Taxes	350,710	0.0149

	Worldwide High Dividend Yield Value Fund
	Dollar Amount	Per Share
Foreign Source Income	$9,958,813	$0.1808
Foreign Taxes	636,336	0.0115

2. Portfolio Information

The Company files the Funds’ complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available (1) on the SEC’s website at http://www.sec.gov; (2) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC; or (3) by calling the Fund at 800-432-4789. Information regarding the operation of the PRR may be obtained by calling 202-551-8090.

3. Proxy Voting Information

The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Company’s Statement of Additional Information, which is available without charge and upon request by calling the Fund at 800-432-4789 or by visiting the Funds’ website at www.tweedy.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at http://www.sec.gov.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

NON-INTERESTED DIRECTORS

Name, Address, Age and Position(s) with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) during at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company and Investment Company Directorships Held by Director during the Past 5 Years
Paul F. Balser 420 Lexington Avenue New York, NY 10170 Age: 70 Director	11 years	Partner, Ironwood Manufacturing Fund, LP (private equity investments), since 2003; Partner, Ironwood Management Fund (private equity investments), since 2007; Partner, Ironwood Partners LLC (private equity investments), since December 2001; Partner, Generation Partners (private equity invest- ments) from August 1995 to September 30, 2004.	4	Director, Janus Capital Group Inc. (asset management)

Bruce A. Beal 177 Milk Street Boston, MA 02109 Age: 75 Director	19 years	Partner and Chairman, The Beal Companies (real estate development and investment companies); Real estate consultant.	4	None

John C. Hover II 72 North Main Street New Hope, PA 18938 Age: 68 Director	9 years	Former Executive Vice President, United States Trust Company of New York (Retired since 2000).	4	Member of the Board of Managers of various funds managed by Bank of America’s Alternative Investments Group (9 Funds)

Richard B. Salomon 277 Park Avenue New York, NY 10172 Age: 64 Director	16 years	Member, Cozen O’Connor LLC (law firm) since April 2009. Partner, Wolf, Block, LLP (law firm) from April 2005 to April 2009.	4	None

		INTERESTED DIRECTORS[2]

William H. Browne 350 Park Avenue New York, NY 10022 Age: 67 Chairman and Director	3 years	Managing Director, Tweedy, Browne Company LLC. President, Tweedy, Browne Fund Inc. from April 2007 to July 2009. Vice President Tweedy, Browne Fund Inc. from 1993 to 2007. Director, Tweedy, Browne Fund Inc. from 1993 to 1997.	4	N/A

Thomas H. Shrager 350 Park Avenue New York, NY 10022 Age: 54 President and Director	4 years	Managing Director, Tweedy, Browne Company LLC.	4	N/A

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

OFFICERS WHO ARE NOT DIRECTORS

Name, Address, Age and Position(s) with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) during at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company and Investment Company Directorships Held by Director during the Past 5 Years
Patricia A. Rogers 350 Park Avenue New York, NY 10022 Age: 45 Chief Compliance Officer	8 years	Chief Compliance Officer of the Funds since June 2004; Associate General Counsel, Tweedy, Browne Company LLC.	N/A	N/A

M. Gervase Rosenberger 350 Park Avenue New York, NY 10022 Age: 61 Chief Operating Officer, Vice President and Secretary	19 years	Executive Vice President, Tweedy, Browne Company LLC since 2001; General Counsel and Chief Compliance Officer, Tweedy, Browne Company LLC until 2001.	N/A	N/A

John D. Spears 350 Park Avenue New York, NY 10022 Age: 63 Vice President	19 years	Managing Director, Tweedy, Browne Company LLC.	N/A	N/A

Robert Q. Wyckoff, Jr. 350 Park Avenue New York, NY 10022 Age: 59 Treasurer	10 years	Managing Director, Tweedy, Browne Company LLC.	N/A	N/A

1	Directors serve for a term until the earliest of the next annual meeting of stockholders and the election and qualification of their successors, or their: (i) removal, (ii) resignation or (iii) death.
2	“Interested person” of the Company as defined in the Investment Company Act of 1940, as amended (“1940 Act”). Messrs. William H. Browne and Thomas H. Shrager are each an “interested person” because of their affiliation with Tweedy, Browne Company LLC, which acts as the Funds’ investment adviser and distributor.

This page left blank intentionally.

TWEEDY, BROWNE FUND INC.

350 Park Avenue, New York, NY 10022

800-432-4789

www.tweedy.com

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Paul Balser is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $206,000 for 2012 and $200,000 for 2011.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $300 for 2012 and $425 for 2011.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $41,100 for 2012 and $42,000 for 2011.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Fund’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent auditors for audit services and, subject to any de minimis exceptions, permitted non-audit services for the Fund and for permitted non-audit services for the Fund’s investment adviser and any affiliates thereof that provide services to the Fund if such non-audit services have a direct impact on the operations or financial reporting of the Fund.

(e)(2)	There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception (Rule 2-01(c)(7)(i)(C) of Regulation S-X) for the last two fiscal years.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $172,900 for 2012 and $42,425 for 2011.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Tweedy, Browne Fund Inc.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date	May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date	May 29, 2012

By (Signature and Title)*	/s/ Robert Q. Wyckoff, Jr.
Robert Q. Wyckoff, Jr., Treasurer
(principal financial officer)

Date	May 29, 2012

*	Print the name and title of each signing officer under his or her signature.